[GRAPHIC]

THE OAKMARK FUND

THE OAKMARK SELECT FUND

THE OAKMARK SMALL CAP FUND

THE OAKMARK EQUITY AND INCOME FUND

THE OAKMARK GLOBAL FUND

THE OAKMARK INTERNATIONAL FUND

THE OAKMARK INTERNATIONAL SMALL CAP FUND


FIRST QUARTER REPORT

DECEMBER 31, 2003


ADVISED BY HARRIS ASSOCIATES L.P.

[OAKMARK FAMILY OF FUNDS LOGO]

THE OAKMARK FAMILY OF FUNDS

2004 FIRST QUARTER REPORT

PRESIDENT'S LETTER                                                               1

SUMMARY INFORMATION                                                              2

COMMENTARY ON THE OAKMARK AND OAKMARK SELECT FUNDS                               4

THE OAKMARK FUND
   Letter from the Portfolio Managers                                            6
   Schedule of Investments                                                       7

THE OAKMARK SELECT FUND
   Letter from the Portfolio Managers                                           11
   Schedule of Investments                                                      12

THE OAKMARK SMALL CAP FUND
   Letter from the Portfolio Managers                                           14
   Schedule of Investments                                                      16

THE OAKMARK EQUITY AND INCOME FUND
   Letter from the Portfolio Managers                                           20
   Schedule of Investments                                                      22

THE OAKMARK GLOBAL FUND
   Letter from the Portfolio Managers                                           28
   Global Diversification Chart                                                 30
   Schedule of Investments                                                      31

COMMENTARY ON THE INTERNATIONAL AND INTERNATIONAL SMALL CAP FUNDS               36

THE OAKMARK INTERNATIONAL FUND
   Letter from the Portfolio Managers                                           38
   International Diversification Chart                                          39
   Schedule of Investments                                                      40

THE OAKMARK INTERNATIONAL SMALL CAP FUND
   Letter from the Portfolio Managers                                           45
   International Diversification Chart                                          46
   Schedule of Investments                                                      47

OAKMARK PHILOSOPHY AND PROCESS                                                  54

THE OAKMARK GLOSSARY                                                            55

TRUSTEES AND OFFICERS                                                           57

                      FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe", "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

PRESIDENT'S LETTER

[PHOTO OF JOHN R. RAITT]

DEAR FELLOW SHAREHOLDERS,

Stock markets around the world were strong in the fourth quarter, bringing full year returns for most of the broader market indices to 25% or more. Each of our funds produced significant gains in the quarter and the year. Our relative performance was mixed, however. Some of our funds handily beat their benchmarks, while others posted numbers shy of market returns. This isn't a surprising outcome to us, given the surge in the market. Our conservative approach, buying undervalued companies for long-term appreciation, will often lag the market during those times when momentum receives more market focus than price and value.

ECONOMIC RECOVERY AND REALISTIC EXPECTATIONS

The world economy continues to strengthen, and corporate earnings reached new highs in the second half of 2003. We believe consumer confidence is high and low interest rates should continue to provide fuel for future economic growth. While the macroeconomic trends are strong, our bottom up investment discipline tempers our outlook. Earnings are up, but share prices are also up. Stock valuations reflect assumptions of continued economic recovery far more broadly than they did a year ago. Likewise, our analysts are finding fewer deeply undervalued new investment ideas. Looking through the rear-view mirror at 25%+ returns, the market looks great. However, history and economics suggest that returns will revert to long-term norms--with prospective returns averaging in the mid-to-high single digits.

WATCHING OUT FOR OUR SHAREHOLDERS' INTERESTS

These are turbulent times for the mutual fund industry. Investor trust has been shaken by the recent disclosures of improprieties at many mutual fund firms. Our thoughts and policies on these issues are discussed in detail on our website (www.oakmark.com). Those of you that are familiar with our funds know that we have always been focused on doing what is best for our shareholders. In this light, we recently announced the following:

REDEMPTION FEES: Since August 1999, five of our seven funds have had a 2% fee on redemptions of Class I shares held for 90 days or less. Last month, we announced that we will impose the same 2% fee in The Oakmark Fund and The Oakmark Equity and Income Fund. These fees, payable to the funds, discourage market timers and offset any costs to the Funds associated with short-term holders of our shares. We do not believe market timing has been a problem in these two Funds, but given recent history, we feel that it is prudent to take extra measures to protect our shareholders from market timers.

SLOWING CASH INFLOWS: Cash inflows into The Oakmark Global Fund and The Oakmark International Fund were substantial in 2003. In December, to prevent inflows from reaching a level that was difficult for us to accommodate in an orderly way, we chose to slow inflows by closing these two funds to new sales through brokers and intermediaries. We feel confident that we can continue to prudently invest inflows at the new slower pace.

PERSONAL INVESTMENTS IN THE FUNDS: Disclosure of share ownership by mutual fund managers has become a widely discussed industry issue, with many proposals surfacing for increased disclosures. We have always encouraged broad ownership of the Oakmark Funds by our employees, because we believe that significant fund ownership correctly aligns our interests with those of our shareholders. We also believe in direct, honest and open communications with shareholders. WITH THIS IN MIND, WE HAVE CHOSEN TO DISCLOSE OUR FUND SHARE OWNERSHIP AHEAD OF ANY NEW RULES, AND LAST MONTH ANNOUNCED THAT AS OF THE BEGINNING OF DECEMBER 2003, THE EMPLOYEES OF THE FUNDS' ADVISER, HARRIS ASSOCIATES L.P., AND THE FUNDS' OFFICERS AND TRUSTEES HAD OVER $145 MILLION INVESTED IN THE OAKMARK FAMILY OF FUNDS.

As a final note, on January 1, I succeeded Bob Levy as President of The Oakmark Funds. This completes a transition that began early last year, but does not decrease Bob's important involvement with The Oakmark Funds. After several years as President of the Funds, Bob will now be able to allocate more of his time to his duties as Chief Investment Officer of Harris Associates, leading the domestic investment team that has produced such outstanding performance for the Funds.

Thank you for investing with The Oakmark Family of Funds. We welcome your comments and questions; you can reach us via email at ContactOakmark@oakmark.com.


/s/ John R. Raitt

JOHN R. RAITT
PRESIDENT OF THE OAKMARK FUNDS
PRESIDENT AND CEO OF HARRIS ASSOCIATES L.P.

THE OAKMARK FAMILY OF FUNDS

SUMMARY INFORMATION

                                                                    THE OAKMARK                   THE OAKMARK
PERFORMANCE FOR                        THE OAKMARK                    SELECT                       SMALL CAP
PERIOD ENDED                              FUND                         FUND                           FUND
DECEMBER 31, 2003(1)                    (OAKMX)                       (OAKLX)                       (OAKSX)
----------------------------------------------------------------------------------------------------------------------
3 MONTHS*                                 11.35%                        11.53%                        10.94%
----------------------------------------------------------------------------------------------------------------------
6 MONTHS*                                 11.71%                        11.57%                        17.36%
----------------------------------------------------------------------------------------------------------------------
1 YEAR                                    25.30%                        29.00%                        26.81%
----------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL
RETURN FOR:

   3 YEAR                                  8.26%                        12.49%                        11.66%
----------------------------------------------------------------------------------------------------------------------
   5 YEAR                                  4.89%                        15.43%                         6.00%
----------------------------------------------------------------------------------------------------------------------
   10 YEAR                                10.91%                          N/A                           N/A
----------------------------------------------------------------------------------------------------------------------
   SINCE INCEPTION                        17.14%                        22.23%                        11.07%
                                        (8/5/91)                     (11/1/96)                     (11/1/95)
----------------------------------------------------------------------------------------------------------------------
   VALUE OF $10,000
   FROM INCEPTION DATE                 $ 71,301                      $ 42,181                      $ 23,581
----------------------------------------------------------------------------------------------------------------------
TOP FIVE EQUITY HOLDINGS       Washington                    Washington                    Tupperware
AS OF DECEMBER 31, 2003(2)      Mutual, Inc.           3.4%   Mutual, Inc.          16.3%   Corporation            4.9%
                               H&R Block, Inc.         2.8%  H&R Block, Inc.         8.1%  Checkpoint
                               First Data                    Yum! Brands, Inc.       5.6%   Systems, Inc.          4.8%
COMPANY AND % OF TOTAL          Corporation            2.7%  First Data                    Ralcorp Holdings, Inc.  4.8%
NET ASSETS                     Yum! Brands, Inc.       2.3%   Corporation            5.4%  eFunds Corporation      4.4%
                               Fannie Mae              2.3%  Burlington                    Instituform
                                                              Resources Inc.         4.2%   Technologies Inc.
                                                                                            Class A                4.0%
----------------------------------------------------------------------------------------------------------------------
TOP FIVE INDUSTRIES            Retail                 10.6%  Banks & Thrifts        16.3%  Computer Software       8.6%
AS OF DECEMBER 31, 2003        Pharmaceuticals         8.7%  Other Consumer                Food & Beverage         8.2%
                               Food & Beverage         7.9%   Goods & Services      12.0%  Banks & Thrifts         7.2%
INDUSTRIES AND % OF TOTAL      Banks & Thrifts         6.8%  Retail                 10.4%  Medical Products        7.2%
NET ASSETS                     Other Consumer                Information Services    6.9%  Building Materials &
                                 Goods & Services      6.4%  Pharmaceuticals         6.7%   Construction           6.3%
----------------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

THE OAKMARK FAMILY OF FUNDS

SUMMARY INFORMATION

        THE OAKMARK                  THE OAKMARK                   THE OAKMARK                      THE OAKMARK
        EQUITY ANDK                    GLOBAL                     INTERNATIONAL                    INTERNATIONAL
        INCOME FUND                     FUND                          FUND                         SMALL CAP FUND
         (OAKBX)                       (OAKGX)                       (OAKIX)                          (OAKEX)
-------------------------------------------------------------------------------------------------------------------------
            9.19%                        13.88%                        15.75%                          17.81%
-------------------------------------------------------------------------------------------------------------------------
           11.38%                        24.76%                        24.66%                          34.44%
-------------------------------------------------------------------------------------------------------------------------
           23.21%                        48.98%                        38.04%                          52.41%
-------------------------------------------------------------------------------------------------------------------------



           12.47%                        20.52%                         6.23%                          17.78%
-------------------------------------------------------------------------------------------------------------------------
           12.97%                          N/A                         13.46%                          18.01%
-------------------------------------------------------------------------------------------------------------------------
             N/A                           N/A                          8.58%                            N/A
-------------------------------------------------------------------------------------------------------------------------
           14.81%                        17.34%(3)                     11.81%                          11.37%
        (11/1/95)                      (8/4/99)                     (9/30/92)                       (11/1/95)
-------------------------------------------------------------------------------------------------------------------------

        $ 30,908                      $ 20,242                      $ 35,152                       $ 24,109
-------------------------------------------------------------------------------------------------------------------------
Burlington                    Diageo plc              5.2%  Diageo plc              3.8%    Baycorp Advantage
 Resources Inc.         3.1%  Nestle SA               4.4%  Aventis S.A.            3.7%     Limited                  4.7%
SAFECO Corporation      2.7%  Euronext                3.6%  GlaxoSmithKline plc     3.3%    Neopost SA                4.2%
Laboratory                    Aventis S.A.            3.4%  Vivendi Universal SA    3.2%    Kobenhavns Lufthavne
 Corporation of               Takeda Chemical               Nestle SA               3.1%     A/S (Copenhagen
 America Holdings       2.4%  Industries, Ltd.        3.4%                                   Airports A/S)            3.6%
Cardinal Health, Inc.   2.4%                                                                Schindler Holding AG      3.5%
XTO Energy, Inc.        2.3%                                                                Gurit-Heberlein AG        3.4%
-------------------------------------------------------------------------------------------------------------------------
U.S. Government               Food & Beverage        12.9%  Food & Beverage        13.9%    Retail                    8.7%
 Notes                 25.2%  Pharmaceuticals         9.1%  Banks & Thrifts        11.5%    Machinery &
Oil & Natural Gas       6.7%  Banks & Thrifts         6.7%  Pharmaceuticals        11.4%     Industrial Processing    7.8%
Retail                  6.5%  Other Financial         6.4%  Chemicals               8.1%    Airport Maintenance       6.7%
Food & Beverage         5.1%  Information Services    6.3%  Other Financial         7.0%    Diversified Conglomerates 6.2%
Health Care Services    4.7%                                                                Food & Beverage           5.6%
-------------------------------------------------------------------------------------------------------------------------

THE OAKMARK AND OAKMARK SELECT FUNDS

AT OAKMARK, WE LOOK FOR STOCKS WITH PRICES LESS THAN 60% OF INTRINSIC VALUE, WITH INTRINSIC VALUE THAT IS LIKELY TO GROW AND WITH MANAGEMENT THAT ACTS IN THE INTEREST OF OUTSIDE SHAREHOLDERS. THE COMBINATION OF THESE FACTORS CREATES OUR BIGGEST COMPETITIVE ADVANTAGE--THE ABILITY TO BE MORE PATIENT THAN MOST INVESTORS.

[PHOTO OF WILLIAM C. NYGREN]

What a year! When 2003 began, anyone who expected a double-digit return was viewed as a hopeless optimist. Well, even the optimists underestimated the stock market recovery. Equity mutual funds increased in value by well into the double-digits with most showing gains of 25% or more. What a contrast to 2002 when almost all equity mutual funds showed negative returns! In 2002 we received numerous e-mails from shareholders concerned about our negative returns. They shared a common theme--what were we suddenly doing wrong? After the market began its ascent in March those e-mails stopped coming. A few even congratulated us on whatever steps we had taken to turn things around. Of course the truth is we hadn't changed anything; it was just the market that had changed. I guess you can't blame investors for believing (erroneously) that a change in what they can observe--our results--must have been caused by a change in what they can't observe--our process.

Over the holidays I read an excellent book by former Treasury Secretary and Goldman Sachs Chief Executive Officer, Robert Rubin. In his book, IN AN UNCERTAIN WORLD--TOUGH CHOICES FROM WALL STREET TO WASHINGTON,(4) Rubin discusses his career-long approach to decision making in a world that lacks certainty and his belief that decision making should be judged by quality of process rather than by results alone. The book includes humorous anecdotes, such as complications in paying cab fare because the President never carries cash and keeping the President on hold while Rubin landed a fish he'd just hooked. The book also gives good advice to investors; of course the advice I liked best was that individuals should purchase value mutual funds! But the most useful content in the book was the material covering Rubin's approach to decision making. Perhaps I liked it because what he describes so closely resembles how we go about selecting stocks for our funds.

                                   HIGHLIGHTS

- Decision-making should be judged by quality of process rather than by results alone.

- Short-term results will be inconsistent despite applying a consistent process.

- The Oakmark Family has relied on the same investment process throughout its history.

Rubin writes about running the Treasury: "Meetings produced the best results if those who disagreed with the accepted view were encouraged to speak out. So if a meeting seemed to be moving to a consensus... I would encourage someone to play the role of the devils advocate. Just as important as the freedom to disagree, I think was that this group of high-powered intellects in large measure avoided investing their egos in their arguments. It was a common search for the best answer..." This sounds very much like our weekly stock selection meetings. Analysts present new stock recommendations and all the other investment professionals attempt to shoot holes in their rationale. We have always said that our goal is to identify as many of our mistakes as possible before we lose any money on them. A young analyst's attack on a seasoned analyst's recommendation is not just tolerated, but strongly encouraged. At these meetings we also have reviews of existing holdings that we call "devil's advocate reviews." In these reviews an analyst is assigned to present the most negative arguments against our position. Attacking ideas without being perceived as attacking individuals is critical to the success of our process.

Rubin goes on to talk about how he and Larry Summers would mark up pages of budget numbers: "Larry said to me afterward that people react to sheets of figures in two ways. Some people look at them, take them as a given, and go from there. Others look at numbers and start to question them, looking for inconsistencies, asking what they mean and what stories they tell, wondering about the relationship between them. Larry and I shared that kind of disposition, not just toward numbers but toward all sorts of supposed certainties." We're the type of people that take nothing as given. The afternoon before our stock selection meetings, a packet of reports written by our analysts is distributed to all of our investment people. The next day we each arrive at the meeting with scribbles all over the reports challenging in every way the analysts view of a company's future. Intellectual curiosity combined with a healthy level of skepticism--because things that look too good to be true usually are--has allowed us to take high quality input from our analysts and make it even better.

One of Rubin's more interesting observations concerns investor's shrinking time horizons: "When I left Washington in 1999, I was astonished at how much greater the short-term focus had become during the bull market. Commentators on the business news channels virtually never spoke about the five-year prospects of companies or had serious discussions of valuation. Today, an analyst who forecasts the five-year prospects for Ford Motor Company will probably never make a living. His customers want to know what the next quarter is like." We often say that our greatest competitive advantage is our long-term investment time horizon. We attempt to project how a business will change over the next five years, whereas most of our competitors are more worried about the next five months! Just as mutual fund investors observe a change in short-term results and erroneously assume the quality of work has changed, stock investors often observe changes in quarterly earnings and assume the quality of the business has changed. This tendency to overreact makes stock prices more volatile than underlying business values. By looking at a longer time-horizon we can apply our efforts to assessing business quality and can take advantage of such short-term over-reactions. The shorter the time frame becomes for the average stock market investor, we believe the greater our long-term advantage becomes. Since the inception of The Oakmark Family of Funds, these reports have always stressed our long-term approach. For investors in our funds to be successful, we believe it is vital that they share our long-term horizon.

As I think about the twelve year history of all the Oakmark portfolios, we have seen both economic booms and recessions. We have seen both war and peace. We have seen amazingly powerful bull markets and equally powerful bear markets. We have seen our short-term performance both lead the fund industry and trail the market averages. But throughout the life of The Oakmark Funds, one thing has remained constant--our investment process. We have always tried to identify businesses that have growing values that are managed by people who think like owners. We have purchased those businesses only if they sell at steep discounts to our estimates of value. Then we have patiently waited for the market to recognize that value. Throughout that process, our investment professionals have worked as a team to maximize our chances for making correct decisions.

Most every mutual fund advertisement contains fine print saying, "past performance is no guarantee of future results." In an uncertain world, there are obviously no promises about how future returns on any fund will compare with past returns. The only--and the best--promise we can make is that the investment process we have been using isn't changing.

Best wishes,

/s/ William C. Nygren

WILLIAM C. NYGREN, CFA
PORTFOLIO MANAGER

bnygren@oakmark.com

THE OAKMARK FUND
REPORT FROM BILL NYGREN AND KEVIN GRANT, PORTFOLIO MANAGERS

[PHOTO OF WILLIAM C. NYGREN]

[PHOTO OF  KEVIN G. GRANT]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK FUND FROM ITS INCEPTION (8/5/91) TO PRESENT (12/31/03) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX(5)

[CHART]

                    THE OAKMARK FUND                      S&P 500
8/1/91                  $ 10,000                         $ 10,000
12/31/91                $ 13,020                         $ 10,909
3/31/92                 $ 14,690                         $ 10,634
6/30/92                 $ 15,230                         $ 10,836
9/30/92                 $ 16,800                         $ 11,178
12/31/92                $ 19,386                         $ 11,741
3/31/93                 $ 20,927                         $ 12,253
6/30/93                 $ 21,494                         $ 12,313
9/30/93                 $ 23,095                         $ 12,631
12/31/93                $ 25,300                         $ 12,924
3/31/94                 $ 24,242                         $ 12,434
6/30/94                 $ 24,951                         $ 12,486
9/30/94                 $ 26,663                         $ 13,097
12/31/94                $ 26,138                         $ 13,095
3/31/95                 $ 28,539                         $ 14,370
6/30/95                 $ 30,303                         $ 15,741
9/30/95                 $ 32,841                         $ 16,992
12/31/95                $ 35,134                         $ 18,015
3/31/96                 $ 36,386                         $ 18,982
6/30/96                 $ 37,661                         $ 19,834
9/30/96                 $ 37,945                         $ 20,447
12/31/96                $ 40,828                         $ 22,152
3/31/97                 $ 42,456                         $ 22,746
6/30/97                 $ 48,917                         $ 26,716
9/30/97                 $ 52,009                         $ 28,717
12/31/97                $ 54,132                         $ 29,542
3/31/98                 $ 59,517                         $ 33,663
6/30/98                 $ 57,909                         $ 34,775
9/30/98                 $ 49,899                         $ 31,316
12/31/98                $ 56,155                         $ 37,985
3/31/99                 $ 55,888                         $ 39,877
6/30/99                 $ 62,332                         $ 42,688
9/30/99                 $ 53,882                         $ 40,023
12/31/99                $ 50,277                         $ 45,977
3/31/2000               $ 45,767                         $ 47,032
6/30/2000               $ 46,950                         $ 45,783
9/30/2000               $ 49,815                         $ 45,339
12/31/2000              $ 56,201                         $ 41,791
3/31/2001               $ 60,342                         $ 36,837
6/30/2001               $ 65,927                         $ 38,993
9/30/2001               $ 59,986                         $ 33,269
12/31/2001              $ 66,479                         $ 36,824
3/31/2002               $ 69,250                         $ 36,926
6/30/2002               $ 63,463                         $ 31,979
9/30/2002               $ 52,927                         $ 26,454
12/31/2002              $ 56,902                         $ 28,686
3/31/2003               $ 54,576                         $ 27,783
6/30/2003               $ 63,826                         $ 32,059
9/30/2003               $ 64,034                         $ 32,907
12/31/2003              $ 71,301                         $ 36,914

                                                 ANNUAL AVERAGE TOTAL RETURNS(1)

                                                                                 SINCE
                          TOTAL RETURN                   (AS OF 12/31/03)      INCEPTION
                        LAST 3 MONTHS*      1-YEAR      5-YEAR     10-YEAR      (8/5/91)
---------------------------------------------------------------------------------------
OAKMARK FUND            11.35%              25.30%      4.89%      10.91%        17.14%
S&P 500                 12.18%              28.68%     -0.57%      11.06%        11.09%
Dow Jones Average(6)    13.32%              28.21%      4.54%      13.06%        12.99%
Lipper Large Cap        13.37%              28.00%      1.20%      10.05%        10.69%
Value Index(7)

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

The Oakmark Fund increased in value by 11% last quarter, bringing the calendar year increase to 25%. The fund also ended 2003 at a new all-time high NAV(8) (adjusted for dividends.) This accomplishment is especially significant when compared to the S&P 500, which remains 23% below its March 2000 peak. Our job satisfaction comes from making money for shareholders, which as our President's letter states, includes not only the two of us, but most of the employees of our company. It feels great to be able to say that each and every investor who has entrusted us with their capital now has a profit!

The magnitude of the fund's price increase in both the quarter and the year was due more to the strong market than to our stock selection. The S&P 500 increased by 12% in the quarter and 29% for the year. Returns of that magnitude are historically unusual, and we caution investors that long-term returns are likely to fall far short of that level. Although we continue to believe equities are likely to provide long-term returns that exceed bond returns, we expect mid-to-high single-digit annual returns rather than a continuation of the unusually strong 2003. As expected in such a broad, strong market, value investors like us found few new opportunities--our only portfolio addition last quarter was Kohl's Corporation.

KOHL'S CORP. (KSS--$45)
Kohl's is a chain of specialty department stores that emphasizes value pricing, selling primarily apparel and housewares. Kohl's became a public company in 1992, and over the next ten years its EPS(9) grew twelve-fold--a compound annual growth rate of 29%. Kohl's was a natural holding for growth stock portfolios, but the stock always sold at prices we felt fully recognized its great fundamental performance. The stock peaked at $79 in 2002, a price that equated to over 40 times earnings. Kohl's stumbled somewhat in 2003 and is expected to show little change from prior year earnings. Reasons include industry-wide weakness in women's sportswear and sharper competition from competitors, like Gap and JC Penney (both are also held in The Oakmark Fund). Kohl's stock fell nearly in half, hitting a low during the quarter of $42. Kohl's is now priced like an average company--about 18 times expected 2004 earnings. We are pleased to add this great company to our portfolio.

Best wishes,

/s/ William C. Nygren                                   /s/ Kevin G. Grant

WILLIAM C. NYGREN, CFA                                  KEVIN G. GRANT, CFA
Portfolio Manager                                       Portfolio Manager
bnygren@oakmark.com                                     kgrant@oakmark.com

THE OAKMARK FUND

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2003 (UNAUDITED)

NAME                                                              SHARES HELD                MARKET VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS--90.3%

FOOD & BEVERAGE--7.9%
  Diageo plc (b)                                                   1,821,000               $   96,258,060
  Kraft Foods Inc.                                                 2,845,000                   91,665,900
  Anheuser-Busch Companies, Inc.                                   1,600,000                   84,288,000
  H.J. Heinz Company                                               2,310,000                   84,153,300
  General Mills, Inc.                                              1,805,000                   81,766,500
                                                                                           --------------
                                                                                              438,131,760
HOUSEHOLD PRODUCTS--1.2%
  The Clorox Company                                               1,390,200               $   67,508,112

OTHER CONSUMER GOODS & SERVICES--6.4%
  H&R Block, Inc.                                                  2,829,300               $  156,658,341
  Fortune Brands, Inc.                                             1,745,600                  124,792,944
  Mattel, Inc.                                                     3,874,300                   74,657,761
                                                                                           --------------
                                                                                              356,109,046
BROADCASTING & PROGRAMMING--2.4%
  Liberty Media Corporation, Class A (a)                           8,399,400               $   99,868,866
  The Walt Disney Company                                          1,500,000                   34,995,000
                                                                                           --------------
                                                                                              134,863,866
BUILDING MATERIALS & CONSTRUCTION--1.7%
  Masco Corporation                                                3,533,000               $   96,839,530

CABLE SYSTEMS & SATELLITE TV--5.4%
  Time Warner Inc. (a)                                             5,727,700               $  103,041,323
  Hughes Electronics Corporation (a)                               5,021,618                   83,107,778
  EchoStar Communications Corporation (a)                          2,075,000                   70,550,000
  Comcast Corporation, Special Class A (a)                         1,300,000                   40,664,000
                                                                                           --------------
                                                                                              297,363,101
HARDWARE--1.7%
  The Black & Decker Corporation                                   1,922,200               $   94,802,904

MOTORCYCLES--1.3%
  Harley-Davidson, Inc.                                            1,577,500               $   74,978,575

PUBLISHING--2.7%
  Gannett Co., Inc.                                                  884,500               $   78,862,020
  Knight-Ridder, Inc.                                                916,000                   70,870,920
                                                                                           --------------
                                                                                              149,732,940
RECREATION & ENTERTAINMENT--1.2%
  Carnival Corporation (c)                                         1,678,300               $   66,678,859

NAME                                                              SHARES HELD                MARKET VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS--90.3% (CONT.)

RESTAURANTS--4.5%
  Yum! Brands, Inc (a)                                             3,674,000               $  126,385,600
  McDonald's Corporation                                           4,900,000                  121,667,000
                                                                                           --------------
                                                                                              248,052,600
RETAIL--10.6%
  The Home Depot, Inc.                                             3,281,500               $  116,460,435
  The Kroger Co. (a)                                               5,790,000                  107,172,900
  The Gap, Inc.                                                    4,576,700                  106,225,207
  J.C. Penney Company, Inc.                                        3,377,900                   88,771,212
  Safeway Inc. (a)                                                 3,327,000                   72,894,570
  Kohl's Corporation (a)                                           1,250,000                   56,175,000
  Toys 'R' Us, Inc. (a)                                            3,125,000                   39,500,000
                                                                                           --------------
                                                                                              587,199,324
BANK & Thrifts--6.8%
  Washington Mutual, Inc.                                          4,687,300               $  188,054,476
  U.S. Bancorp                                                     3,700,000                  110,186,000
  The Bank of New York Company, Inc.                               2,300,000                   76,176,000
                                                                                           --------------
                                                                                              374,416,476
INSURANCE--3.2%
  MGIC Investment Corporation                                      1,840,600               $  104,803,764
  AFLAC Incorporated                                               2,067,000                   74,784,060
                                                                                           --------------
                                                                                              179,587,824
OTHER FINANCIAL--2.3%
  Fannie Mae                                                       1,670,000               $  125,350,200

HEALTH CARE SERVICES--1.0%
  AmerisourceBergen Corp                                           1,000,000               $   56,150,000

MEDICAL PRODUCTS--2.2%
  Baxter International Inc.                                        2,500,000               $   76,300,000
  Guidant Corporation                                                756,700                   45,553,340
                                                                                           --------------
                                                                                              121,853,340
PHARMACEUTICALS--8.7%
  Bristol-Myers Squibb Company                                     3,950,000               $  112,970,000
  Merck & Co., Inc.                                                2,350,000                  108,570,000
  Abbott Laboratories                                              2,300,000                  107,180,000
  Schering-Plough Corporation                                      5,625,000                   97,818,750
  Chiron Corporation (a)                                             929,900                   52,995,001
                                                                                           --------------
                                                                                              479,533,751
TELECOMMUNICATIONS--1.7%
  Sprint Corporation                                               5,741,800               $   94,280,356

                                                                    SHARES HELD/
NAME                                                                   PAR VALUE             MARKET VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS--90.3% (CONT.)

COMPUTER SERVICES--5.6%
  First Data Corporation                                               3,615,000           $  148,540,350
  SunGard Data Systems, Inc. (a)                                       3,203,700               88,774,527
  Automatic Data Processing, Inc.                                      1,800,000               71,298,000
                                                                                           --------------
                                                                                              308,612,877
COMPUTER SYSTEMS--1.4%
  Sun Microsystems, Inc. (a)                                          17,450,000           $   78,350,500

OFFICE EQUIPMENT--1.5%
  Xerox Corporation (a)                                                5,887,400           $   81,246,120

AEROSPACE & Defense--2.8%
  Honeywell International, Inc.                                        3,250,000           $  108,647,500
  The Boeing Company                                                   1,152,800               48,578,992
                                                                                           --------------
                                                                                              157,226,492
OTHER INDUSTRIAL GOODS & SERVICES--0.9%
  Illinois Tool Works Inc.                                               604,200           $   50,698,422

WASTE DISPOSAL--1.9%
  Waste Management, Inc.                                               3,474,300           $  102,839,280

OIL & NATURAL GAS--3.3%
  ConocoPhillips                                                       1,435,335           $   94,114,916
  Burlington Resources, Inc.                                           1,571,100               87,007,518
                                                                                           --------------
                                                                                              181,122,434

  TOTAL COMMON STOCKS (COST: $3,917,874,002)                                                5,003,528,689


SHORT TERM INVESTMENTS--9.2%

U.S. GOVERNMENT BILLS--6.3%
  United States Treasury Bills, 0.895% - 0.93%
    due 1/8/2004 - 5/6/2004                                        $ 350,000,000           $  349,495,829

  TOTAL U.S. GOVERNMENT BILLS (COST: $349,471,414)                                            349,495,829

                                                                     PAR VALUE               MARKET VALUE
---------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--9.2% (CONT.)

REPURCHASE AGREEMENTS--2.9%
  IBT Repurchase Agreement, 0.85% due 1/2/2004,
    repurchase price $156,007,367 collateralized by
    U.S. Government Agency Securities                              $ 156,000,000           $  156,000,000
  IBT Repurchase Agreement, 0.75% due 1/2/2004,
    repurchase price $2,307,095 collateralized by a
    U.S. Government Agency Security                                    2,306,999                2,306,999
                                                                                           --------------

  TOTAL REPURCHASE AGREEMENTS (COST: $158,306,999)                                            158,306,999

  TOTAL SHORT TERM INVESTMENTS (COST: $507,778,413)                                           507,802,828

  Total Investments (Cost $4,425,652,415)--99.5%                                           $5,511,331,517
  Other Assets In Excess Of Other Liabilities--0.5%                                            26,792,641
                                                                                           --------------

  TOTAL NET ASSETS--100%                                                                   $5,538,124,158
                                                                                           ==============

(a)  Non-income producing security.
(b)  Represents an American Depository Receipt.
(c)  Represents a foreign domiciled corporation.

THE OAKMARK SELECT FUND

REPORT FROM BILL NYGREN AND HENRY BERGHOEF, PORTFOLIO MANAGERS

[PHOTO OF WILLIAM C. NYGREN]

[PHOTO OF HENRY BERGHOEF]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SELECT FUND FROM ITS INCEPTION (11/1/96) TO PRESENT (12/31/03) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX(5)

[CHART]

               THE OAKMARK SELECT FUND       S&P 500
10/31/96                      $ 10,000      $ 10,000
12/31/96                      $ 11,420      $ 10,543
3/31/97                       $ 12,140      $ 10,826
6/30/97                       $ 14,180      $ 12,715
9/30/97                       $ 16,340      $ 13,668
12/31/97                      $ 17,704      $ 14,060
3/31/98                       $ 20,078      $ 16,021
6/30/98                       $ 20,462      $ 16,551
9/30/98                       $ 16,936      $ 14,904
12/31/98                      $ 20,575      $ 18,078
3/31/99                       $ 22,766      $ 18,979
6/30/99                       $ 24,482      $ 20,317
9/30/99                       $ 22,028      $ 19,048
12/31/99                      $ 23,557      $ 21,882
3/31/2000                     $ 25,667      $ 22,384
6/30/2000                     $ 24,324      $ 21,790
9/30/2000                     $ 27,432      $ 21,578
12/31/2000                    $ 29,637      $ 19,890
3/31/2001                     $ 32,826      $ 17,532
6/30/2001                     $ 35,865      $ 18,558
9/30/2001                     $ 34,496      $ 15,834
12/31/2001                    $ 37,359      $ 17,526
3/31/2002                     $ 38,306      $ 17,574
6/30/2002                     $ 35,206      $ 15,220
9/30/2002                     $ 29,720      $ 12,590
12/31/2002                    $ 32,699      $ 13,653
3/31/2003                     $ 32,535      $ 13,223
6/30/2003                     $ 37,806      $ 15,258
9/3/2003                      $ 37,820      $ 15,662
12/31/2003                    $ 42,181      $ 17,569

                                                 ANNUAL AVERAGE TOTAL RETURNS(1)

                                                                         SINCE
                                     TOTAL RETURN   (AS OF 12/31/03)   INCEPTION
                                    LAST 3 MONTHS*   1-YEAR   5-YEAR   (11/1/96)
--------------------------------------------------------------------------------
OAKMARK SELECT FUND                      11.53%      29.00%   15.43%     22.23%
S&P 500                                  12.18%      28.68%   -0.57%      8.18%
S&P MidCap 400(10)                       13.19%      35.62%    9.20%     14.18%
Lipper Mid Cap Value Index(11)           14.77%      39.08%    9.41%     10.17%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

The Oakmark Select Fund increased by 12% last quarter, bringing the calendar year increase to 29%. Normally, we don't get too excited about just matching the return of the S&P 500, but the past four years have hardly been normal! From March 2000 to March 2003, the S&P 500 lost nearly half of its value; yet, the Fund increased in value due to our continual focus on business valuation. From its low in March of 2003, the S&P 500 then increased by over 40% with the most speculative industries increasing the most. Despite minimal exposure to those stocks, we kept pace with a market that achieved its highest annual return since 1997. That's why we're excited! We're also extremely gratified that the fund ended 2003 at a new all-time high NAV(8). As fiduciaries, shareholders, and professionals who take pride in our work, we are very pleased that as of today, all shareholders have earned a profit on their investment.

Last quarter, every stock in our fund increased in value. Typically, the absence of losers is sufficient for producing superior results. That we only kept pace with the S&P during that quarter shows how strong the market has been and reinforces our desire to dampen expectations for future market returns. Xerox was our best performer for both the quarter and the year, gaining 35% and 71% respectively. CEO Anne Mulcahy deserves a great deal of credit for leading this turnaround. Today's cost structure and balance sheet at Xerox bear little resemblance to the troubled company we invested in just over two years ago. And early signs indicate that Xerox has a significant new product success with its iGen 3 digital press. We have sold some of our Xerox shares to prevent the position size from growing too much. Despite those sales, Xerox remains an above average weighting in the portfolio. Selling at less than a market P/E(12) multiple on expected 2004 earnings and with expectations for above-average earnings growth beyond 2004, Xerox--in our estimation--continues to represent a very attractive investment opportunity.

We neither added any new companies nor eliminated any existing holdings from the portfolio last quarter. The largest change was an increase in the weighting of First Data Corporation. First Data stock under performed the market despite continuing its streak of above-average earnings increases. We believe First Data is a growth company selling at a value price--our favorite combination.

Thank you for your continued support,


/s/ William C. Nygren                               /s/ Henry R. Berghoef

WILLIAM C. NYGREN, CFA                              HENRY R. BERGHOEF, CFA
Portfolio Manager                                   Portfolio Manager
bnygren@oakmark.com                                 berghoef@oakmark.com

THE OAKMARK SELECT FUND

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2003 (UNAUDITED)

NAME                                                               SHARES HELD      MARKET VALUE
------------------------------------------------------------------------------------------------
COMMON STOCKS--90.9%

OTHER CONSUMER GOODS & SERVICES--12.0%
  H&R Block, Inc.                                                    8,359,800   $   462,882,126
  Mattel, Inc.                                                      11,670,900       224,898,243
                                                                                 ---------------
                                                                                     687,780,369
CABLE SYSTEMS & SATELLITE TV--4.0%
  Time Warner Inc.(a)                                               12,710,000   $   228,652,900

HOTELS & MOTELS--1.7%
  Starwood Hotels & Resorts Worldwide, Inc.                          2,680,000   $    96,399,600

INFORMATION SERVICES--6.9%
  The Dun & Bradstreet Corporation (a)                               4,034,900   $   204,609,779
  Moody's Corporation                                                3,123,600       189,133,980
                                                                                 ---------------
                                                                                     393,743,759

PUBLISHING--3.5%
  Knight-Ridder, Inc.                                                2,606,500   $   201,664,905

RESTAURANTS--5.6%
  Yum! Brands, Inc (a)                                               9,307,000   $   320,160,800

RETAIL--10.4%
  The Kroger Co.(a)                                                 12,675,700   $   234,627,207
  Office Depot, Inc. (a)                                            11,384,900       190,241,679
  Toys 'R' Us, Inc. (a)                                             13,697,700       173,138,928
                                                                                 ---------------
                                                                                     598,007,814

BANK & THRIFTS--16.3%
  Washington Mutual, Inc.                                           23,351,400   $   936,858,168

INVESTMENT MANAGEMENT--2.6%
  Janus Capital Group, Inc.                                          9,169,600   $   150,473,136

HEALTH CARE SERVICES--3.7%
  IMS Health Incorporated                                            8,503,441   $   211,395,543

PHARMACEUTICALS--6.7%
  Bristol-Myers Squibb Company                                       6,990,200   $   199,919,720
  Chiron Corporation (a)                                             3,211,100       183,000,589
                                                                                 ---------------
                                                                                     382,920,309

TELECOMMUNICATIONS--3.8%
  Sprint Corporation                                                13,334,600   $   218,954,132

COMPUTER SERVICES--5.4%
  First Data Corporation                                             7,508,600   $   308,528,374

OFFICE EQUIPMENT--4.1%
  Xerox Corporation (a)                                             16,989,700   $   234,457,860

                                                                  SHARES HELD/
NAME                                                                 PAR VALUE      MARKET VALUE
------------------------------------------------------------------------------------------------
COMMON STOCKS--90.9% (CONT.)

OIL & NATURAL GAS--4.2%
  Burlington Resources, Inc.                                         4,326,800   $   239,618,184

  TOTAL COMMON STOCKS (COST: $3,448,426,578)                                       5,209,615,853

SHORT TERM INVESTMENTS--8.7%

U.S. GOVERNMENT BILLS--4.9%
  United States Treasury Bills, 0.88% - 0.925%
    due 1/2/2004 - 4/22/2004                                   $   280,000,000   $   279,623,070

  TOTAL U.S. GOVERNMENT BILLS (COST: $279,609,643)                                   279,623,070

REPURCHASE AGREEMENTS--3.8%
  IBT Repurchase Agreement, 0.85% due 1/2/2004,
    repurchase price $218,010,294 collateralized by
    U.S. Government Agency Securities                          $   218,000,000   $   218,000,000
  IBT Repurchase Agreement, 0.75% due 1/2/2004,
    repurchase price $2,510,688 collateralized by a
    U.S. Government Agency Security                                  2,510,583         2,510,583
                                                                                 ---------------

  TOTAL REPURCHASE AGREEMENTS (COST: $220,510,583)                                   220,510,583

  TOTAL SHORT TERM INVESTMENTS (COST: $500,120,226)                                  500,133,653

  Total Investments (Cost $3,948,546,804)--99.6%                                 $ 5,709,749,506
  Other Assets In Excess Of Other Liabilities--0.4%                                   25,145,695
                                                                                 ---------------

  TOTAL NET ASSETS--100%                                                         $ 5,734,895,201
                                                                                 ===============

(a) Non-income producing security.

THE OAKMARK SMALL CAP FUND

REPORT FROM JAMES P. BENSON AND EDWARD A. STUDZINSKI, PORTFOLIO MANAGERS

[PHOTO OF JAMES P. BENSON]

[PHOTO OF EDWARD A. STUDZINSKI]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (12/31/03) AS COMPARED TO THE RUSSELL 2000 INDEX(13)

[CHART]

            THE OAKMARK SMALL CAP FUND      RUSSELL 2000
10/31/95                      $ 10,000          $ 10,000
12/31/95                      $ 10,330          $ 10,695
3/31/96                       $ 11,460          $ 11,241
6/30/96                       $ 12,470          $ 11,803
9/30/96                       $ 13,250          $ 11,843
12/31/96                      $ 14,440          $ 12,459
3/31/97                       $ 15,220          $ 11,815
6/30/97                       $ 17,660          $ 13,730
9/30/97                       $ 20,340          $ 15,774
12/31/97                      $ 20,290          $ 15,245
3/31/98                       $ 21,732          $ 16,779
6/30/98                       $ 20,467          $ 15,997
9/30/98                       $ 14,976          $ 12,774
12/31/98                      $ 17,620          $ 14,857
3/31/99                       $ 16,069          $ 14,051
6/30/99                       $ 18,205          $ 16,237
9/30/99                       $ 16,558          $ 15,210
12/31/99                      $ 16,224          $ 18,015
3/31/2000                     $ 15,974          $ 19,292
6/30/2000                     $ 15,926          $ 18,562
9/30/2000                     $ 18,014          $ 18,768
12/31/2000                    $ 16,937          $ 17,471
3/31/2001                     $ 17,816          $ 16,335
6/30/2001                     $ 21,218          $ 18,688
9/30/2001                     $ 18,026          $ 14,788
12/31/2001                    $ 21,391          $ 17,906
3/31/2002                     $ 24,014          $ 18,619
6/30/2002                     $ 22,369          $ 17,064
9/30/2002                     $ 17,445          $ 13,412
12/31/2002                    $ 18,595          $ 14,238
3/31/2003                     $ 17,185          $ 13,598
6/30/2003                     $ 20,092          $ 16,784
9/30/2003                     $ 21,255          $ 18,307
12/31/2003                    $ 23,581          $ 20,966

                                                 ANNUAL AVERAGE TOTAL RETURNS(1)

                                                                         SINCE
                                     TOTAL RETURN    (AS OF 12/31/03)  INCEPTION
                                    LAST 3 MONTHS*   1-YEAR    5-YEAR   (11/1/95)
---------------------------------------------------------------------------------
OAKMARK SMALL CAP FUND                   10.94%      26.81%   -6.00%      11.07%
Russell 2000                             14.52%      47.25%    7.13%       9.48%
S&P Small Cap 600(14)                    14.77%      38.79%    9.66%      11.98%
Lipper Small Cap Value Index(15)         16.46%      47.54%   12.67%      13.12%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

Looking back over 2003, it is hard to believe how rapidly and positively events unfolded. It is easy to forget that until mid-March stock prices were generally under pressure and questions concerning an economic recovery were numerous. As of the close of the year, we suspect most investors were very happy with the gains they achieved during 2003 after the difficult market conditions experienced over the prior couple of years. The double-digit positive returns we achieved during the fourth calendar quarter of 2003 built upon the solid returns of the prior two quarters. Investors appeared to become more confident in the future growth of corporate profitability and this confidence was reflected in higher equity prices. As we stated in our last letter, we believe the fiscal and monetary stimulus in the economy is likely to create a sustained economic recovery. Our primary objective in 2004 is to invest in reasonably valued companies that we expect to do well in an economic recovery, but these companies must also possess the staying power to do reasonably well if the economy unexpectedly fades. During the just concluded quarter the S&P 500 Index(5) rose by 12% and the Russell 2000 Index climbed by 15%. Your Fund experienced a gain of 11% during the past three months, which places its performance just below the S&P 500 Index and the Russell 2000 Index.

CONSISTENCY
As measured by the broad-based S&P 500 Index, 2003 was the first year this Index recorded a positive return since 1999. Over the past four years there have been three years of decline for the broad market as measured by the S&P 500, yet your Fund has achieved positive returns in three of the last four years. The key reasons for our success are: 1) Small cap stocks have generally performed better than their larger cap peers, thus we enjoyed a "tailwind" over the past few years (the Russell 2000 Index has realized positive returns in two of the past four years); 2) Our value-based investment style leads us to be principally invested in companies that we believe should generate solid cash flows over time. This value bias often means we are sometimes not heavily invested in a sector of the stock market that is doing well because our analysts believe the expected future cash flows from these businesses are insufficient to justify owning these stocks. By

                                   HIGHLIGHTS

- Despite higher stock prices, our analysts were able to uncover several attractively priced stocks.

- Three new stocks were added and four stocks were sold from the portfolio this past quarter.

- Our long-term value approach remains consistent regardless of short-term stock price movements.

staying disciplined in our approach, we believe we can avoid many (although clearly not all) valuation mistakes. Despite your Fund's 27% gain in 2003, we trailed the annual return of our benchmark index, the Russell 2000(13), for the first time since 1999. We prefer to invest in companies where we believe our invested capital can earn above average rates of return over the long-term and we do not change our investment approach based upon the short-term stock price movements of some stock sectors.

PORTFOLIO ADDITIONS
Despite generally higher stock prices during the fourth quarter of 2003, our analysts were able to uncover several attractively priced stocks. During the past quarter we purchased shares in Herley Industries, Teledyne Technologies and USI Holdings Corp. Herley is a supplier of microwave components and systems to both military and commercial aerospace customers. Teledyne produces aerospace engines and defense electronics and we believe both Herley and Teledyne should benefit from increased defense spending and a recovering commercial aerospace sector. USI is a growing distributor of insurance and financial products and services to businesses in the U.S. We believe USI's product and service offerings are becoming increasingly attractive to businesses as insurance products become both more complex and more expensive. In addition to the three stocks we purchased we will be receiving shares in Levitt Corporation when its spin-off from BankAtlantic is completed in early 2004. Levitt is a growing builder of homes for retirees in Florida and based upon demographic trends we believe Levitt has a bright future.

PORTFOLIO DELETIONS
During the third quarter we sold four stocks from your Fund's portfolio. The companies we sold were Berry Petroleum, Department 56, Inc., Prime Hospitality Corp. and Surebeam Corp. We sold Berry after this stock appreciated to the point where we believed it had reached a fair valuation for the underlying business. Department 56 was sold based upon our belief that intensifying international competition would continue to pressure their profit margins. We sold Prime Hospitality after this hotel operator's stock almost doubled from its 2003 low and reached a price that we considered to be its fair value. Surebeam was sold as slower than expected acceptance by consumers of irradiated food products hindered their results.

SUMMATION
We would like to thank our shareholders for your continuing interest in and your support of The Oakmark Small Cap Fund. We look forward to communicating with you in 2004.


/s/ James P. Benson                             /s/ Edward A. Studzinski

JAMES P. BENSON, CFA                            EDWARD A. STUDZINSKI, CFA
Portfolio Manager                               Portfolio Manager
jbenson@oakmark.com                             estudzinski@oakmark.com

THE OAKMARK SMALL CAP FUND

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2003 (UNAUDITED)

NAME                                                               SHARES HELD      MARKET VALUE
------------------------------------------------------------------------------------------------
COMMON STOCKS--93.2%

FOOD & BEVERAGE--8.2%
  Ralcorp Holdings, Inc.(a)                                            575,000   $    18,032,000
  Del Monte Foods Company (a)                                        1,260,000        13,104,000
                                                                                 ---------------
                                                                                      31,136,000
HOUSEHOLD PRODUCTS--4.9%
  Tupperware Corporation                                             1,060,000   $    18,380,400

OTHER CONSUMER GOODS & SERVICES--2.7%
  Callaway Golf Company                                                475,000   $     8,003,750
  Central Parking Corporation                                          137,200         2,048,396
                                                                                 ---------------
                                                                                      10,052,146
SECURITY SYSTEMS--4.8%
  Checkpoint Systems, Inc. (a)                                         968,300   $    18,310,553

APPAREL--3.5%
  Oakley, Inc.                                                         671,200   $     9,289,408
  R.G. Barry Corporation (a)                                           900,000         3,951,000
                                                                                 ---------------
                                                                                      13,240,408
AUTOMOBILE RENTALS--2.6%
  Dollar Thrifty Automotive Group, Inc. (a)                            375,000   $     9,727,500

BUILDING MATERIALS & CONSTRUCTION--6.3%
  Insituform Technologies, Inc., Class A (a)                           908,600   $    14,991,900
  Integrated Electrical Services, Inc. (a)                             956,600         8,848,550
                                                                                 ---------------
                                                                                      23,840,450
HUMAN RESOURCES--1.5%
  Hudson Highland Group, Inc. (a)                                      245,000   $     5,843,250

INFORMATION SERVICES--4.4%
  eFunds Corporation (a)                                               950,000   $    16,482,500

MARKETING SERVICES--1.8%
  Grey Global Group, Inc.                                               10,000   $     6,830,500

RESTAURANTS--4.0%
  Triarc Companies, Inc., Class B                                      500,000   $     5,390,000
  Jack in the Box Inc. (a)                                             210,000         4,485,600
  Triarc Companies, Inc.                                               250,000         2,955,000
  Landry's Restaurants, Inc.                                            88,700         2,281,364
                                                                                 ---------------
                                                                                      15,111,964
RETAIL--2.1%
  ShopKo Stores, Inc. (a)(b)                                           517,600   $     7,893,400

NAME                                                               SHARES HELD      MARKET VALUE
------------------------------------------------------------------------------------------------
COMMON STOCKS--93.2% (CONT.)

BANK & THRIFTS--7.2%
  People's Bank of Bridgeport, Connecticut                             360,000   $    11,736,000
  BankAtlantic Bancorp, Inc., Class A                                  559,000        10,621,000
  PennFed Financial Services, Inc.                                     150,000         5,025,000
                                                                                 ---------------
                                                                                      27,382,000
INSURANCE--3.4%
  The PMI Group, Inc.                                                  300,000   $    11,169,000
  U.S.I. Holdings Corporation (a)                                      143,000         1,866,150
                                                                                 ---------------
                                                                                      13,035,150
OTHER FINANCIAL--3.2%
  NCO Group, Inc. (a)                                                  530,000   $    12,068,100

REAL ESTATE--1.7%
  Trammell Crow Company (a)                                            495,000   $     6,558,750

MEDICAL PRODUCTS--7.2%
  Hanger Orthopedic Group, Inc. (a)                                    950,000   $    14,791,500
  CONMED Corporation (a)                                               400,000         9,520,000
  Advanced Medical Optics, Inc. (a)                                    150,000         2,947,500
                                                                                 ---------------
                                                                                      27,259,000
COMPUTER SERVICES--4.4%
  CIBER, Inc. (a)                                                    1,625,000   $    14,072,500
  Interland, Inc. (a)                                                  400,000         2,612,000
                                                                                 ---------------
                                                                                      16,684,500
COMPUTER SOFTWARE--8.6%
  MSC.Software Corp. (a)                                             1,350,000   $    12,757,500
  Sybase, Inc. (a)                                                     495,000        10,187,100
  Mentor Graphics Corporation (a)                                      650,000         9,451,000
                                                                                 ---------------
                                                                                      32,395,600
COMPUTER SYSTEMS--1.5%
  Optimal Robotics Corp., Class A (a)(c)                               723,500   $     5,780,765

DATA STORAGE--2.0%
  Imation Corp.                                                        215,000   $     7,557,250

AEROSPACE & DEFENSE--0.9%
  Teledyne Technologies Incorporated (a)                               140,000   $     2,639,000
  Herley Industries, Inc. (a)                                           28,300           585,810
                                                                                 ---------------
                                                                                       3,224,810

                                                                  SHARES HELD/
NAME                                                                 PAR VALUE      MARKET VALUE
------------------------------------------------------------------------------------------------
COMMON STOCKS--93.2% (CONT.)

FORESTRY PRODUCTS--1.7%
  Schweitzer-Mauduit International, Inc.                               222,000   $     6,611,160
                                                                                 ---------------

OIL & NATURAL GAS--4.6%
  St. Mary Land & Exploration Company                                  350,000         9,975,000
  Cabot Oil & Gas Corporation                                          250,000         7,337,500
                                                                                 ---------------
                                                                                      17,312,500
  TOTAL COMMON STOCKS (COST: $286,968,330)                                           352,718,656

SHORT TERM INVESTMENTS--7.3%

U.S. GOVERNMENT BILLS--5.0%
  United States Treasury Bills, 0.87% - 0.925%
    due 1/2/2004 - 1/15/2004                                   $    19,000,000   $    18,997,534

  TOTAL U.S. GOVERNMENT BILLS (COST: $18,997,534)                                     18,997,534

REPURCHASE AGREEMENTS--2.3%
  IBT Repurchase Agreement, 0.85% due 1/2/2004,
    repurchase price $6,500,307 collateralized by
    U.S. Government Agency Securities                          $     6,500,000   $     6,500,000
  IBT Repurchase Agreement, 0.75% due 1/2/2004,
    repurchase price $2,267,229 collateralized by a
    U.S. Government Agency Security                                  2,267,135         2,267,135
                                                                                 ---------------

  TOTAL REPURCHASE AGREEMENTS (COST: $8,767,135)                                       8,767,135

  TOTAL SHORT TERM INVESTMENTS (COST: $27,764,669)                                    27,764,669

  Total Investments (Cost $314,732,999)--100.5%                                  $   380,483,325

NAME                                                    SHARES SUBJECT TO CALL      MARKET VALUE
------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN--0.0%

RETAIL--0.0%
  ShopKo Stores, Inc., March 17.50 Calls                               (45,000)  $       (19,125)

  TOTAL CALL OPTIONS WRITTEN (PREMIUMS RECEIVED:
    $(58,897))--0.0%                                                                     (19,125)

  Other Liabilities In Excess Of Other Assets--(0.5%)                                 (1,903,339)
                                                                                 ---------------

  TOTAL NET ASSETS--100%                                                         $   378,560,861
                                                                                 ===============

(a) Non-income producing security.
(b) A portion of this security has been segregated to cover written option contracts.
(c) Represents a foreign domiciled corporation.

THE OAKMARK EQUITY AND INCOME FUND

REPORT FROM CLYDE S. McGREGOR AND EDWARD A. STUDZINSKI, PORTFOLIO MANAGERS

[PHOTO OF CLYDE S. McGREGOR]

[PHOTO OF EDWARD A. STUDZINSKI]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK EQUITY AND INCOME FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (12/31/03) AS COMPARED TO THE LIPPER BALANCED FUND INDEX(16)

[CHART]

             THE OAKMARK EQUITY AND INCOME FUND      LIPPER BALANCED FUND INDEX
  10/31/95                           $   10,000                      $   10,000
  12/31/95                           $   10,240                      $   10,473
   3/31/96                           $   10,500                      $   10,707
   6/30/96                           $   11,040                      $   10,925
   9/30/96                           $   11,110                      $   11,213
  12/31/96                           $   11,805                      $   11,840
   3/31/97                           $   12,153                      $   11,895
   6/30/97                           $   13,430                      $   13,178
   9/30/97                           $   14,810                      $   14,024
  12/31/97                           $   14,941                      $   14,243
   3/31/98                           $   16,233                      $   15,370
   6/30/98                           $   16,320                      $   15,599
   9/30/98                           $   15,191                      $   14,701
  12/31/98                           $   16,792                      $   16,392
   3/31/99                           $   16,792                      $   16,655
   6/30/99                           $   18,457                      $   17,402
   9/30/99                           $   17,518                      $   16,682
  12/31/99                           $   18,119                      $   17,863
 3/31/2000                           $   18,924                      $   18,396
 6/30/2000                           $   18,886                      $   18,174
 9/30/2000                           $   20,761                      $   18,535
12/31/2000                           $   21,723                      $   18,290
 3/31/2001                           $   22,621                      $   17,374
 6/30/2001                           $   24,445                      $   17,984
 9/30/2001                           $   23,751                      $   16,621
12/31/2001                           $   25,635                      $   17,698
 3/31/2002                           $   26,708                      $   17,805
 6/30/2002                           $   25,855                      $   16,628
 9/30/2002                           $   23,640                      $   14,986
12/31/2002                           $   25,087                      $   15,807
 3/31/2003                           $   24,515                      $   15,516
 6/30/2003                           $   27,750                      $   17,209
 9/30/2003                           $   28,308                      $   17,562
12/31/2003                           $   30,908                      $   18,958

                                                 ANNUAL AVERAGE TOTAL RETURNS(1)

                                                                             SINCE
                               TOTAL RETURN        (AS OF 12/31/03)        INCEPTION
                              LAST 3 MONTHS*     1-YEAR        5-YEAR      (11/1/95)
-----------------------------------------------------------------------------------
OAKMARK EQUITY & INCOME FUND        9.19%        23.21%        12.97%        14.81%
S&P 500(5)                         12.18%        28.68%        -0.57%        10.01%
Lehman Govt./Corp. Bond(17)        -0.03%         4.67%         6.65%         7.16%
Lipper Balanced Fund Index          7.95%        19.94%         2.95%         8.14%
-----------------------------------------------------------------------------------

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

"Virtue has never been as respectable as money." Mark Twain

OUR RESULTS
The Oakmark Equity and Income Fund increased 9% for the quarter ended December
31. For the calendar year 2003, the Fund gained 23% lagging the broad market averages while outperforming our primary benchmark, the Lipper Balanced Fund Index, which gained 20% during the year. We are pleased with this result, as we have consistently said that absolute positive returns preserve and grow your capital. We are even more pleased that, looking back over the past three-year and five-year periods, we have grown and compounded the capital of our long-term investors (ourselves included) at a 12% and 13% rate respectively. Please do not think for one moment that those returns are going to make us complacent. We started the year 2003 cautiously pessimistic, and remained that way for most of the year. We have ushered in 2004 feeling pretty much the same way, agreeing with Don Marquis that, "An optimist is a man who has never had much experience." Our experience tells us to be wary of the cheerful consensus. We prefer to keep a weather eye towards the investment horizon and be positioned for a range of potential eventualities, in order that we may continue to preserve and grow your capital.

AND THE LAST SHALL BE FIRST
Particularly strong performers during the quarter were Diageo PLC, Laboratory Corporation of America, Rockwell Automation, Varian, and XTO Energy. Over time, we have noted that many of the strong performers of the past quarter were the worst performers of the quarter before. We mention that as it again says something about the importance of having a long-term focus in investing. Allowing one's self to be swayed by the vagaries of short-term perceptions, these shifts have little, if anything, to do with the long-term business value of a company.

The worst performer during the quarter was First Health Corporation, which saw its share price decline dramatically when it reported Q3 earnings and guided to a lower growth rate (and lower expectations) for calendar year 2004. A substantial amount of market (as opposed to business) value was erased. At the same time, it should be noted that there has been some erosion of FHCC's franchise at the edges, and the nature of its business model will continue to change as the regional managed-care companies become national players. At current prices, though, we feel that FHCC is too cheap to be sold, given both the quality of the management and the cash-generating abilities of the business model.

Only one position, Cooper Industries, was eliminated during the quarter. We initiated four new

                                   HIGHLIGHTS

- Our goal is to produce absolute positive returns that preserve and grow your capital.

- Many of the strong performing companies of the past quarter were the worst performers of the quarter before.

- We continue to ignore short-term issues that have little, if anything, to do with long-term business values.

positions in TJX Companies, Dean Foods, First Data, and Imation. We are comfortable with our holdings and the asset-allocation of the fund. The turnover, or lack thereof, reflects that. For the most part, the buoyant market of 2003 has eliminated most of the compelling values that we were seeing (and took advantage of) at the beginning of 2003. By the same token, the securities that we own have not appreciated to the point where a wholesale liquidation is called for based The oakmark equity and income fundon valuation. We would point out that there IS a reason why we construct portfolios rather than focus on individual stocks. Ours is a business, to use a baseball analogy, of hitting singles and doubles. If every now and then, there is a home run, that's nice, but it is the single and doubles that allow us the consistency of return over time while controlling the risk we are undertaking. We know at some point the market and its participants will present us again with the opportunity to buy a lot of very high quality securities at very reasonable prices. In the interim, all we are looking for is one or two really good ideas a year.

A WORD ABOUT BONDS
Probably one of the most frustrating things for us over the last twelve months has been the dearth of what we considered to be good opportunities to invest in fixed income. After all, as many of you have pointed out, the fund has an income component and the bonds have not been providing much of one recently. For most of this year, we have kept the duration on the fund short- around two years. This is has been because we thought the risk of substantial capital loss from lengthening both duration and maturity outweighed the potential returns. We still feel that way. And while we would have liked to be able to put lots of money to work in high-yield securities, we were unable to do so in issues that meet our stringent criteria. To date, many of the concerns about the return of inflation, the problems of the U.S. currency, and ballooning budget deficits, have been just that, concerns. So overall, the potential rewards for lengthening maturity and duration, as well as lowering credit quality, remain at best illusory while the potential for a "Perfect Storm" environment in the bond market remains.

THE RETURN OF HYPE
We have often spoken about our criteria for stock selection. Ideally we would like to buy a stock at 60% of our assessment of intrinsic value, where the business value is growing and the management actually thinks and acts like shareholders and stewards of capital. During the last six months of the year, we were surprised (although we shouldn't have been) to see technology stocks vaulting to the top of both the performance and recommended lists of both Wall Street and cable television commentators. Many of these issues are showing little but the hints of improved prospects. It would appear that turnarounds are also in the eye of the beholder. We wonder about the willingness of the investing public to accept the pabulum which they are routinely spoon-fed, especially from cable television, rather than be somewhat more discerning as to the sources of their investment information and advice. This is especially puzzling after the huge capital displacements many of them have suffered over the last three years. For ourselves, we have come to the conclusion that much of what passed for entertainment as reality television today is anything but, and that most cable television business reporting is of the same ilk. As David Frost once said, "Television is an invention that permits you to be entertained in your living room by people you wouldn't have in your home."

PREDICTIONS
We don't make predictions, so this heading is something of a misnomer. We have no crystal balls, nor the modern equivalent, a string of supercomputers wired together to spit out real-time analysis of various asset classes and the markets they are trading in, with a view to identifying short-term anomalies (or arbitrage opportunities, before that strategy became viewed somewhat differently than in the past). Rather, we are just plodding along, looking to see whether we can unearth the occasional diamond in the rough as an investment opportunity. One thing in our favor is the rather wholesale bloodletting that has taken place at most Wall Street firms, putting into place a new class of analysts who have yet to make their mistakes of both omission and commission, which may lead to opportunities of displacement in the marketplace. A second thing in our favor is the continued and even intensified focus on short-term events that drives much of investment analysis and portfolio management decisions today. Sometimes (actually more than sometimes), doing nothing is the correct decision if you have confidence in the correctness of your original assessment. In any event, we are not going to do anything different this coming year than what we have done in the past. We will continue to search for business values in the market place at that margin of safety discount to intrinsic value that we like. We remain grateful to you, our shareholders and partners, for your patience and confidence in entrusting us with your capital.

/s/ Clyde S. McGregor                        /s/ Edward A. Studzinski

CLYDE S. McGREGOR, CFA                       EDWARD A. STUDZINSKI, CFA
Portfolio Manager                            Portfolio Manager
mcgregor@oakmark.com                         estudzinski@oakmark.com

THE OAKMARK EQUITY AND INCOME FUND

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2003 (UNAUDITED)

NAME                                                                       SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--58.3%

COMMON STOCKS--58.3%

FOOD & BEVERAGE--5.1%
    Diageo plc (b)                                                           2,300,000   $      121,578,000
    Nestle SA (b)                                                            1,600,000           99,854,400
    Kraft Foods Inc.                                                         1,000,000           32,220,000
    Dean Foods Company (a)                                                     750,000           24,652,500
                                                                                         ------------------
                                                                                                278,304,900

CABLE SYSTEMS & SATELLITE TV--1.5%
    Hughes Electronics Corporation (a)                                       5,026,722   $       83,192,249

HARDWARE--0.7%
    The Stanley Works                                                          962,100   $       36,434,727

INFORMATION SERVICES--1.8%
    Ceridian Corporation (a)                                                 4,800,000   $      100,512,000

MARKETING SERVICES--1.6%
    The Interpublic Group of Companies, Inc. (a)                             5,750,000   $       89,700,000

RESTAURANTS--0.7%
    Darden Restaurants, Inc.                                                 1,750,000   $       36,820,000

RETAIL--6.1%
    Costco Wholesale Corporation (a)                                         2,960,000   $      110,052,800
    The TJX Companies, Inc.                                                  4,960,000          109,368,000
    J.C. Penney Company, Inc.                                                2,950,000           77,526,000
    Office Depot, Inc. (a)                                                   2,230,000           37,263,300
                                                                                         ------------------
                                                                                                334,210,100

INSURANCE--3.2%
    SAFECO Corporation                                                       3,750,000   $      145,987,500
    RenaissanceRe Holdings Ltd. (c)                                            600,000           29,430,000
                                                                                         ------------------
                                                                                                175,417,500

REAL ESTATE--0.4%
    Hospitality Properties Trust                                               488,500   $       20,165,280

HEALTH CARE SERVICES--4.3%
    Cardinal Health, Inc.                                                    2,109,700   $      129,029,252
    Caremark Rx, Inc. (a)                                                    4,250,000          107,652,500
                                                                                         ------------------
                                                                                                236,681,752

MANAGED CARE SERVICES--1.4%
    First Health Group Corp. (a)                                             3,950,000   $       76,867,000

MEDICAL CENTERS--2.4%
    Laboratory Corporation of America Holdings (a)                           3,500,000   $      129,325,000

NAME                                                                       SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--58.3% (CONT.)

MEDICAL PRODUCTS--1.5%
    Apogent Technologies, Inc. (a)                                           2,264,400   $       52,171,776
    Techne Corporation (a)                                                     750,000           28,335,000
    Edwards Lifesciences Corporation (a)                                       100,000            3,008,000
                                                                                         ------------------
                                                                                                 83,514,776

PHARMACEUTICALS--3.1%
    Watson Pharmaceuticals, Inc. (a)                                         2,750,000   $      126,500,000
    Abbott Laboratories                                                      1,000,000           46,600,000
                                                                                         ------------------
                                                                                                173,100,000

COMPUTER SERVICES--3.1%
    First Data Corporation                                                   2,500,000   $      102,725,000
    Concord EFS, Inc. (a)                                                    4,500,000           66,780,000
                                                                                         ------------------
                                                                                                169,505,000

COMPUTER SOFTWARE--2.8%
    Synopsys, Inc. (a)                                                       3,690,000   $      124,574,400
    Novell, Inc. (a)                                                         1,500,000           15,780,000
    Mentor Graphics Corporation (a)                                            800,000           11,632,000
                                                                                         ------------------
                                                                                                151,986,400

COMPUTER SYSTEMS--0.7%
    The Reynolds and Reynolds Company, Class A                               1,355,100   $       39,365,655

DATA STORAGE--0.6%
    Imation Corp.                                                            1,000,000   $       35,150,000

AEROSPACE & DEFENSE--4.6%
    General Dynamics Corporation                                             1,050,000   $       94,909,500
    Rockwell Collins, Inc.                                                   3,107,900           93,330,237
    Honeywell International, Inc.                                            1,889,500           63,165,985
                                                                                         ------------------
                                                                                                251,405,722

AGRICULTURAL EQUIPMENT--0.0%
    Alamo Group, Inc.                                                          141,900   $        2,165,394

DIVERSIFIED CONGLOMERATES--0.4%
    Textron, Inc.                                                              404,000   $       23,052,240

INSTRUMENTS--1.2%
    Varian, Inc. (a)                                                         1,649,400   $       68,829,462

MACHINERY & INDUSTRIAL PROCESSING--1.1%
    Rockwell Automation, Inc.                                                1,781,000   $       63,403,600

AGRICULTURAL OPERATIONS--1.8%
    Monsanto Company                                                         3,500,000   $      100,730,000

FORESTRY PRODUCTS--1.5%
    Plum Creek Timber Company, Inc.                                          2,657,044   $       80,906,990

                                                                          SHARES HELD/
NAME                                                                         PAR VALUE         MARKET VALUE
-----------------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--58.3% (CONT.)

OIL & NATURAL GAS--6.7%
    Burlington Resources, Inc.                                               3,075,000   $      170,293,500
    XTO Energy, Inc.                                                         4,499,933          127,348,104
    St. Mary Land & Exploration Company                                      1,200,000           34,200,000
    Cabot Oil & Gas Corporation                                              1,125,000           33,018,750
    Cross Timbers Royalty Trust                                                 33,295              949,573
                                                                                         ------------------
                                                                                                365,809,927

    TOTAL COMMON STOCKS (COST: $2,480,576,897)                                                3,206,555,674

    TOTAL EQUITY AND EQUIVALENTS (COST: $2,480,576,897)                                       3,206,555,674

FIXED INCOME--31.6%

PREFERRED STOCKS--0.0%

BANK & THRIFTS--0.0%
    Fidelity Capital Trust I, Preferred, 8.375%                     $           43,500   $          441,525

    TOTAL PREFERRED STOCKS (COST: $435,000)                                                         441,525

CORPORATE BONDS--1.7%

BROADCASTING & PROGRAMMING--0.3%
    Liberty Media Corporation, 8.25% due 2/1/2030, Debenture        $       12,900,000   $       15,435,121

BUILDING MATERIALS & CONSTRUCTION--0.0%
    Juno Lighting, Inc., 11.875% due 7/1/2009,
      Senior Subordinated Note                                      $          750,000   $          817,500

CABLE SYSTEMS & SATELLITE TV--0.1%
    CSC Holdings Inc., 7.875% due 12/15/2007                        $        3,000,000   $        3,165,000

HOTELS & MOTELS--0.0%
    Park Place Entertainment, 7.00% due 7/15/2004, Senior Notes     $        2,750,000   $        2,818,750

RETAIL--0.4%
    The Gap, Inc., 6.90% due 9/15/2007                              $        9,187,000   $       10,140,151
    Toys 'R' Us, Inc., 7.875% due 4/15/2013                                  5,000,000            5,378,750
    Rite Aid Corporation, 7.625% due 4/15/2005, Senior Notes                 4,900,000            4,973,500
                                                                                         ------------------
                                                                                                 20,492,401

HEALTH CARE SERVICES--0.4%
    Omnicare, Inc., 6.125% due 6/1/2013                             $       20,000,000   $       20,050,000

MEDICAL PRODUCTS--0.0%
    Apogent Technologies Inc., 6.50% due 5/15/2013                  $        1,000,000   $        1,042,500

NAME                                                                         PAR VALUE         MARKET VALUE
-----------------------------------------------------------------------------------------------------------
FIXED INCOME--31.6% (CONT.)

OFFICE EQUIPMENT--0.3%
    Xerox Corporation, 7.125% due 6/15/2010                         $       15,000,000   $       16,050,000

MACHINERY & INDUSTRIAL PROCESSING--0.0%
    Columbus McKinnon Corporation New York, 8.50%
      due 4/1/2008                                                  $        3,000,000   $        2,805,000

OTHER INDUSTRIAL GOODS & SERVICES--0.2%
    Sealed Air Corporation, 144A, 5.625% due 7/15/2013              $        8,300,000   $        8,493,315

ELECTRIC UTILITIES--0.0%
    Midland Funding Corporation, 11.75% due 7/23/2005               $          458,221   $          494,879

    TOTAL CORPORATE BONDS (COST: $83,954,155)                                                    91,664,466

GOVERNMENT AND AGENCY SECURITIES--29.9%

CANADIAN GOVERNMENT BONDS--2.8%
    Canada Government, 3.50% due 6/1/2004                           $      100,000,000   $       77,672,187
    Canada Government, 3.00% due 12/1/2005                                 100,000,000           77,429,964
                                                                                         ------------------
                                                                                                155,102,151

DANISH GOVERNMENT BONDS--0.3%
    Kingdom of Denmark, 4.00% due 11/15/2004                        $      100,000,000   $       17,142,004

NEW ZEALAND GOVERNMENT BONDS--0.1%
    New Zealand Government, 6.50% due 2/15/2005                     $       10,000,000   $        6,630,500

UNITED KINGDOM GOVERNMENT BONDS--0.7%
    United Kingdom of Great Britain and
      Northern Ireland, 5.00% due 6/7/2004                          $       20,000,000   $       35,883,178

U.S. GOVERNMENT NOTES--25.2%
    United States Treasury Notes, 3.375%
      due 1/15/2007, Inflation Indexed                              $      248,722,230   $      269,436,066
    United States Treasury Notes, 1.50% due 7/31/2005                      225,000,000          224,824,275
    United States Treasury Notes, 5.75% due 11/15/2005                     200,000,000          214,734,400
    United States Treasury Notes, 1.625% due 1/31/2005                     200,000,000          200,773,400
    United States Treasury Notes, 1.50% due 2/28/2005                      150,000,000          150,345,750
    United States Treasury Notes, 1.25% due 5/31/2005                      150,000,000          149,601,600
    United States Treasury Notes, 1.625% due 4/30/2005                     100,000,000          100,300,800
    United States Treasury Notes, 1.875% due 9/30/2004                      75,000,000           75,424,800
                                                                                         ------------------
                                                                                              1,385,441,091


NAME                                                                         PAR VALUE         MARKET VALUE
-----------------------------------------------------------------------------------------------------------
FIXED INCOME--31.6% (CONT.)

U.S. GOVERNMENT AGENCIES--0.8%
    Federal Home Loan Mortgage Corporation, 3.00%
      due 11/17/2006                                                $       10,000,000   $       10,098,520
    Federal Home Loan Bank, 2.65% due 4/24/2006                              8,850,000            8,850,328
    Federal Home Loan Mortgage Corporation, 2.35%
      due 5/5/2008                                                           7,100,000            7,131,574
    Fannie Mae, 2.25% due 12/30/2008                                         6,975,000            6,819,674
    Federal Home Loan Bank, 3.00% due 12/30/2009                             5,000,000            5,067,050
    Federal Home Loan Bank, 3.125% due 7/10/2009                             4,000,000            3,858,492
    Federal Home Loan Bank, 3.875% due 12/15/2004                            1,000,000            1,024,059
                                                                                         ------------------
                                                                                                 42,849,697

    TOTAL GOVERNMENT AND AGENCY SECURITIES (COST: $1,603,367,277)                             1,643,048,621

    TOTAL FIXED INCOME (COST: $1,687,756,432)                                                 1,735,154,612

SHORT TERM INVESTMENTS--9.4%

U.S. GOVERNMENT BILLS--6.9%
    United States Treasury Bills, 0.89% - 0.94%
      due 1/2/2004 - 4/15/2004                                      $      380,000,000   $      379,577,212
    TOTAL U.S. GOVERNMENT BILLS (COST: $379,541,480)                                            379,577,212

REPURCHASE AGREEMENTS--2.5%
    IBT Repurchase Agreement, 0.85% due 1/2/2004,
      repurchase price $133,006,281 collateralized by
      U.S. Government Agency Securities                             $      133,000,000   $      133,000,000
    IBT Repurchase Agreement, 0.75% due 1/2/2004,
      repurchase price $2,705,879 collateralized by a
      U.S. Government Agency Security                                        2,705,766            2,705,766
    TOTAL REPURCHASE AGREEMENTS (COST: $135,705,766)                                            135,705,766

    TOTAL SHORT TERM INVESTMENTS (COST: $515,247,246)                                           515,282,978
    Total Investments (Cost $4,683,580,575)--99.3%                                       $    5,456,993,264

                                                                        CONTRACTS HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------------
CALL OPTIONS PURCHASED--0.0%

MANAGED CARE SERVICES--0.0%
    First Health Group Corp., January 30 Calls                                  42,000   $            2,100

    TOTAL CALL OPTIONS PURCHASED (COST: $55,010)--0.0%                                   $            2,100
    Other Assets In Excess Of Other Liabilities--0.7%                                            36,016,938
                                                                                         ------------------
    TOTAL NET ASSETS--100%                                                               $    5,493,012,302
                                                                                         ==================

(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) Represents a foreign domiciled corporation.

THE OAKMARK GLOBAL FUND
REPORT FROM CLYDE S. McGREGOR AND MICHAEL J. WELSH, PORTFOLIO MANAGERS

[PHOTO OF CLYDE S. McGREGOR]

[PHOTO OF MICHAEL J. WELSH]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK GLOBAL FUND FROM ITS INCEPTION (8/4/99) TO PRESENT (12/31/03) AS COMPARED TO THE MSCI WORLD INDEX(18)

[CHART]

                                THE OAKMARK GLOBAL FUND    MSCI WORLD INDEX
8/1/99                               $    10,000             $    10,000
9/30/99                              $     9,180             $     9,883
12/31/99                             $     9,981             $    11,550
3/31/2000                            $    10,061             $    11,668
6/30/2000                            $    10,381             $    11,255
9/30/2000                            $    10,922             $    10,689
12/31/2000                           $    11,562             $    10,028
3/31/2001                            $    11,480             $     8,739
6/30/2001                            $    13,289             $     8,959
9/30/2001                            $    11,071             $     7,676
12/31/2001                           $    13,880             $     8,335
3/31/2002                            $    15,387             $     8,364
6/30/2002                            $    14,372             $     7,601
9/30/2002                            $    11,828             $     6,204
12/31/2002                           $    13,587             $     6,678
3/31/2003                            $    12,153             $     6,340
6/30/2003                            $    16,225             $     7,420
9/30/2003                            $    17,774             $     7,779
12/31/2003                           $    20,242             $     8,889

                                                 ANNUAL AVERAGE TOTAL RETURNS(1)

                                                                             SINCE
                                     TOTAL RETURN    (AS OF 12/31/03)    INCEPTION
                                   LAST 3 MONTHS*    1-YEAR    3-YEAR     (8/4/99)
----------------------------------------------------------------------------------
OAKMARK GLOBAL FUND                        13.88%     48.98%    20.52%       17.34%(3)
MSCI World                                 14.26%     33.11%    -3.92%       -2.63%
Lipper Global Fund Index(19)               14.14%     31.96%    -3.30%        0.21%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

FELLOW SHAREHOLDERS,
The Oakmark Global Fund gained 14% for the three-month period ending December 31, 2003, compared with the 14% increases for the MSCI World Index and the Lipper Global Fund Index.

For the twelve months calendar year 2003, The Oakmark Global Fund has returned 49%, compared to the smaller gains of 33% and 32% for the MSCI World Index and the Lipper Global Fund Index, respectively. Most importantly, since inception, the Fund has returned 17% annualized compared to a 3% decline in the MSCI World Index and 0% return in the Lipper Global Fund Index.

CHANGE IN CO-PORTFOLIO MANAGER
On October 29, 2003 Clyde McGregor was named co-portfolio manager of The Oakmark Global Fund, replacing Greg Jackson. Greg left Harris Associates L.P., the Funds' adviser, primarily to move back to Utah to be closer to family. We wish to extend our heartfelt thanks to Greg for his tremendous contribution to the success of The Oakmark Global Fund. We will miss him as a colleague, and wish him and his family the best success in all future endeavors.

All of us here at Harris Associates are very excited to have Clyde aboard. Clyde has one of the longest tenures of any professional in the Firm, joining Harris Associates in 1981, and has built a tremendous investment record over the eight-year life of The Oakmark Equity and Income Fund. Clyde has a M.B.A. in Finance from the University of Wisconsin-Madison (1977) and a B.A. in Economics and Religion from Oberlin College (1974). He has over twenty-five years of investment experience and is a CFA charterholder.

Oakmark Global will continue to be managed using the same value approach employed since its inception. The Fund invests in companies around the world that are trading at a significant discount to estimated intrinsic value, that demonstrate the potential to grow per-share business value over time, and possess company management whose interests are aligned with shareholders.

                                   HIGHLIGHTS

-  Clyde McGregor joined the Fund as co-manager in October 2003.

- The Fund continues to be managed using the same value approach employed since its inception.

- The strong recovery in global stocks that began in March 2003 continued through year-end.


A FEW NEW ADDITIONS
We have added a few new names in the past quarter. Burlington Resources is the second largest independent energy producer in North America. 80% of Burlington's reserves are natural gas, the fuel of choice in the US. Over the last seven years Burlington has experienced favorable finding costs for its energy reserves, a critical variable in generating good returns and growing per-share value in this business. We calculate a current liquidation value for Burlington of $68/share, using conservative estimates of market prices for gas and oil in the future. In fact, there is significant upside potential in our medium term estimates of gas prices. Management seems to agree with our analysis as the company has been repurchasing stock at a meaningful rate.

Bank of Ireland is a leading financial institution in Ireland -the 2nd largest mortgage lender, one of the largest life insurance underwriters and one of the top retail lenders. Loans and book value per share have grown at a rate of 10% over the past 5+ years and returns have been excellent, greater than 20%, during that time. Despite these attractive qualities we are able to buy this business for 11x March 2005 earnings, by our calculations roughly 65% of fair value.

Despite the Fund's strong performance this year we remain excited about the values in the portfolio. We thank you for your support.

/s/ Clyde S. Mcgregor                             /s/ Michael J. Welsh

CLYDE S. McGREGOR, CFA                            MICHAEL J. WELSH, CFA, CPA
Portfolio Manager                                 Portfolio Manager
mcgregor@oakmark.com                              mwelsh@oakmark.com

THE OAKMARK GLOBAL FUND

[CHART]

GLOBAL DIVERSIFICATION--DECEMBER 31, 2003 (UNAUDITED)

                             % OF FUND
                   EQUITY MARKET VALUE
                   -------------------
- EUROPE                          46.1%
    Great Britain                 12.7%
  * France                         9.0%
  * Netherlands                    6.9%
    Switzerland                    6.9%
  * Italy                          3.8%
  * Germany                        3.1%
  * Ireland                        3.1%
    Sweden                         0.6%

- UNITED STATES                   37.2%

- PACIFIC RIM                     13.3%
  Japan                            6.6%
  Australia                        3.8%
  Korea                            2.9%

- LATIN AMERICA                    2.9%
  Mexico                           2.9%

- OTHER                            0.5%
  Israel                           0.5%

* Euro currency countries comprise 25.9% of the Fund.

THE OAKMARK GLOBAL FUND

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2003 (UNAUDITED)

NAME                                    DESCRIPTION                                          SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--91.3%

FOOD & BEVERAGE--12.9%
   Diageo plc (Great Britain)           Beverages, Wines, & Spirits
                                           Manufacturer                                        4,691,700   $       61,501,719
   Nestle SA (Switzerland)              Food & Beverage Manufacturer                             207,900           51,899,418
   Cadbury Schweppes plc
     (Great Britain)                    Beverage & Confectionary
                                           Manufacturer                                        4,383,000           32,130,262
   Lotte Chilsung Beverage
     Co., Ltd. (Korea)                  Soft Drinks, Juices & Sports
                                           Drinks Manufacturer                                    13,430            6,695,275
                                                                                                           ------------------
                                                                                                                  152,226,674

HOUSEHOLD PRODUCTS--2.8%
   Henkel KGaA (Germany)                Consumer Chemical Products
                                           Manufacturer                                          456,800   $       33,539,208

BROADCASTING & PROGRAMMING--2.5%
   Grupo Televisa S.A
     (Mexico) (b)                       Television Production &
                                           Broadcasting                                          566,500   $       22,580,690
   Liberty Media
     Corporation, Class A
     (United States) (a)                Broadcast Services &
                                           Programming                                           650,000            7,728,500
                                                                                                           ------------------
                                                                                                                   30,309,190

CABLE SYSTEMS & SATELLITE TV--1.0%
   Time Warner Inc.
     (United States) (a)                Motion Picture Production,
                                           Distribution, & Other Services                        675,000   $       12,143,250

HUMAN RESOURCES--1.4%
   Michael Page International
     plc (Great Britain)                Recruitment Consultancy Services                       4,815,400   $       16,092,348

INFORMATION SERVICES--6.3%
   eFunds Corporation
     (United States) (a)                Electronic Debit Payment Services                      1,745,000   $       30,275,750
   Ceridian Corporation
     (United States) (a)                Data Management Services                               1,348,000           28,227,120
   Equifax Inc.
     (United States)                    Credit Reporting & Collection                            610,900           14,967,050
                                                                                                           ------------------
                                                                                                                   73,469,920

NAME                                    DESCRIPTION                                          SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--91.3% (CONT.)

MARKETING SERVICES--2.7%
   The Interpublic Group
     of Companies, Inc.
     (United States) (a)                Advertising & Marketing Services                       2,045,000   $       31,902,000

MOTORCYCLES--0.4%
   Ducati Motor Holding
     S.p.A. (Italy) (a)                 Motorcycle Manufacturer                                2,628,923   $        4,549,852

RETAIL--5.1%
   The TJX Companies,
     Inc. (United States)               Discount Apparel &
                                           Home Fashion Retailer                               1,501,000   $       33,097,050
   Bulgari S.p.A. (Italy)               Jewelry Manufacturer & Retailer                        2,890,100           26,753,079
                                                                                                           ------------------
                                                                                                                   59,850,129

BANK & THRIFTS--6.7%
   Bank of Ireland (Ireland)            Commercial Bank                                        2,421,000   $       32,995,499
   Australia and New Zealand
     Banking Group Limited
     (Australia)                        Commercial Bank                                        1,481,000           19,717,921
   Washington Mutual,
     Inc. (United States)               Thrift                                                   415,000           16,649,800
   Banco Popolare di
     Verona e Novara Scrl
     (Italy)                            Commercial Bank                                          586,100            9,909,551
                                                                                                           ------------------
                                                                                                                   79,272,771

FINANCIAL SERVICES--1.9%
   Julius Baer Holding Ltd.,
     Zurich (Switzerland)               Asset Management                                          45,200   $       15,227,339
   Credit Suisse Group
     (Switzerland)                      Investment Services & Insurance                          190,700            6,971,381
                                                                                                           ------------------
                                                                                                                   22,198,720

OTHER FINANCIAL--6.4%
   Euronext (Netherlands)               Stock Exchange                                         1,664,000   $       42,066,206
   Fannie Mae (United States)           Mortgage Provider                                        250,000           18,765,000
   Daiwa Securities Group
     Inc. (Japan)                       Stock Broker                                           2,062,000           14,032,842
                                                                                                           ------------------
                                                                                                                   74,864,048

HEALTH CARE SERVICES--1.9%
   Cardinal Health, Inc.
     (United States)                    Wholesale Drug Distributor                               360,000   $       22,017,600

NAME                                    DESCRIPTION                                          SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--91.3% (CONT.)

MANAGED CARE SERVICES--1.9%
   First Health Group Corp.
     (United States) (a)                Health Benefits Company                                1,154,000   $       22,456,840

MEDICAL CENTERS--2.5%
   Laboratory Corporation
     of America Holdings                Medical Laboratory &
     (United States) (a)                   Testing Services                                      798,000   $       29,486,100

MEDICAL PRODUCTS--1.8%
   Ansell Limited
     (Australia)                        Protective Rubber & Plastics
                                           Products                                            4,468,100   $       21,702,332

PHARMACEUTICALS--9.1%
   Aventis S.A. (France)                Pharmaceuticals                                          614,800   $       40,578,669
   Takeda Chemical
     Industries, Ltd. (Japan)           Pharmaceuticals &
                                           Food Supplements                                      999,000           39,635,456
   GlaxoSmithKline plc
     (Great Britain)                    Pharmaceuticals                                        1,174,500           26,872,388
                                                                                                           ------------------
                                                                                                                  107,086,513

TELECOMMUNICATIONS--2.1%
   SK Telecom Co., Ltd.
     (Korea)                            Mobile Telecommunications                                147,000   $       24,551,406

TELECOMMUNICATIONS EQUIPMENT--0.5%
   Telefonaktiebolaget
     LM Ericsson,
     Class B (Sweden) (a)               Mobile & Wired
                                           Telecommunications Products                         3,470,000   $        6,220,885

COMPUTER SERVICES--5.9%
   First Data Corporation
     (United States)                    Data Processing & Management                             743,000   $       30,529,870
   Concord EFS, Inc.
     (United States) (a)                Electronic Processing Services                         1,550,000           23,002,000
   Meitec Corporation
     (Japan)                            Software Engineering Services                            439,200           16,892,308
                                                                                                           ------------------
                                                                                                                   70,424,178

NAME                                    DESCRIPTION                                          SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--91.3% (CONT.)

COMPUTER SOFTWARE--3.9%
   Synopsys, Inc.
     (United States) (a)             Electronic Design Automation                              1,018,000   $       34,367,680
   Novell, Inc.
     (United States) (a)             Network & Internet Integration
                                          Software                                             1,081,000           11,372,120
                                                                                                           ------------------
                                                                                                                   45,739,800

OFFICE EQUIPMENT--1.9%
   Neopost SA (France)               Mailroom Equipment Supplier                                 438,350   $       22,085,826

AIRPORT MAINTENANCE--0.7%
   Grupo Aeroportuario del
     Sureste S.A. de C.V
     (Mexico) (b)                    Airport Operator                                            463,000   $        8,148,800

DIVERSIFIED CONGLOMERATES--2.9%
   Vivendi Universal SA
     (France) (a)                    Multimedia                                                1,430,500   $       34,721,800

INSTRUMENTS--0.5%
   Orbotech, Ltd. (Israel) (a)       Optical Inspection Systems                                  228,700   $        5,470,504

WASTE DISPOSAL--1.4%
   Waste Management,
     Inc. (United States)            Waste Management Services                                   550,000   $       16,280,000

CHEMICALS--2.8%
   Akzo Nobel N.V
     (Netherlands)                   Chemical Producer                                           850,000   $       32,762,196

OIL & NATURAL GAS--1.4%
   Burlington Resources,
     Inc. (United States)            Oil & Natural Gas
                                          Exploration & Production                               304,000   $       16,835,520
                                                                                                           ------------------
   TOTAL COMMON STOCKS (COST: $884,075,594)                                                                     1,076,408,410

NAME                                    DESCRIPTION                                            PAR VALUE         MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--9.1%

U.S. GOVERNMENT BILLS--7.6%
   United States Treasury Bills, 0.83% - 0.915%
     due 1/2/2004 - 1/22/2004                                                         $       90,000,000   $       89,979,509

   TOTAL U.S. GOVERNMENT BILLS (COST: $89,979,328)                                                                 89,979,509

REPURCHASE AGREEMENTS--1.5%
   IBT Repurchase Agreement, 0.85% due 1/2/2004,
     repurchase price $15,000,708 collateralized by
     U.S. Government Agency Securities                                                $       15,000,000   $       15,000,000
   IBT Repurchase Agreement, 0.75% due 1/2/2004,
     repurchase price $2,406,219 collateralized by a
     U.S. Government Agency Security                                                           2,406,119            2,406,119

   TOTAL REPURCHASE AGREEMENTS (COST: $17,406,119)                                                                 17,406,119

   TOTAL SHORT TERM INVESTMENTS (COST: $107,385,447)                                                              107,385,628
   Total Investments (Cost $991,461,041)--100.4%                                                           $    1,183,794,038
   Other Liabilities In Excess Of Other Assets--(0.4%)                                                             (4,339,567)
                                                                                                           ------------------
   TOTAL NET ASSETS--100%                                                                                  $    1,179,454,471
                                                                                                           ==================

(a) Non-income producing security.
(b) Represents an American Depository Receipt.

THE OAKMARK INTERNATIONAL AND
OAKMARK INTERNATIONAL SMALL CAP FUNDS

FELLOW SHAREHOLDERS,
The Oakmark International and International Small Cap Funds returned 16% and 18% respectively for the quarter ending December 31st while the MSCI World ex U.S. Index20 returned 17% for the same period. The strong recovery in global stocks that began in March continued through the rest of 2003 with the Funds gaining 38% and 52% for the calendar year respectively versus the MSCI World ex U.S. Index which returned 39%. Given the availability of value in overseas markets, we continue to remain enthused about prospects in global equity markets.

This quarter we'll discuss the specific winners and losers for calendar year 2003 in the separate letters for Oakmark International and Oakmark International Small Cap.

WHO WOULD HAVE THOUGHT...?
The year ended very differently than it started. Recall the thoughts occupying investors in early 2003: the continuation of the equity bear market, the raging bull market in bonds ("why be in stocks?!"), fears of war, fears of deflation, etc.

Though investors' emotions were encouraging equity market avoidance ("sell!"), fundamentals suggested the opposite: prices and valuations were attractive. Inflation was/is low, interest rates were/are low, conventional valuations like price to cash flow and dividend yield were/are (still) attractive. These two situations were not unrelated: equity market attractiveness was a manifestation of the fears listed above.

Disciplined, long termed investors won. The lesson: Don't let short-term fears cloud your vision to long-term prospects.

THE CHINA SYNDROME
Recently, we have been getting lots of calls and letters asking why neither of the two Oakmark International Funds have any direct stock investments in Chinese companies. The questioners believe that because China is rapidly growing and is extremely vibrant economically, there must be stocks worth buying.

The truth is, at this point in time, we cannot find any Chinese stocks that meet our strict value criteria. First, we are not yet satisfied by corporate governance structures. Nearly all the listed companies in China are at least partially owned by the state and in nearly all cases, controlled by the state. This creates a giant conflict: what is good for the government may not be good for the other owners, especially foreign minority owners. For example, a listed company may buy another non-listed company at an inflated price. This would benefit the governmental entity that's selling to the detriment of the listed entity owned, at least partially, by outsiders.

                                   HIGHLIGHTS

- A strong recovery in global stocks, which began in March, continued through year-end.

- Weighing risk/return prospects in emerging markets is critical to success, especially given the degree of optimism about growth prospects.

- We continue to monitor China and other emerging markets for investments that meet our criteria of price and quality.

Additionally, companies are primarily viewed as political instruments. The corporation is viewed as handy tool to accomplish various goals, and building shareholder value is typically absent from the checklist. As an example, employment, whether or not its actually economically productive, is oftentimes an important goal for these companies.

Even setting aside the presence of corporate governance conflicts, prices of the larger, more liquid Chinese companies (listed in Hong Kong) do not look attractive. The current trendiness of portfolio investment has really pushed valuations upward. So, when you consider price and quality, which is how we define value, we have yet to find opportunity.

In our view properly weighing risk and return in emerging markets is critical to success. Emerging markets in general have performed strongly over the past several years, especially relative to the developed markets of Europe. Many of these markets are now pricing in a lot of optimism, with little discount for the political and economic instability that comes along with the exciting growth prospects.

In fact, these calls for "Why aren't you in China?" sound similar to the query that we heard in late 1999 and early 2000, "Why aren't you in tech stocks?" It is easy to confuse the presence of growth with the presence of value. We will happily invest in Chinese companies when we find stocks that fit our investment criteria. Until then, we own and will continue to look for stocks in companies listed elsewhere that are benefiting from China's rapid growth and that are run for the benefit of shareholders. Currently,

Giordano, a HK based pan-Asian retailer, has hundreds of stores in China and a operational plan to make solid profits over time. We could continue: BMW sells cars in China, Swatch sells watches there, et.al.

Remember it was only five years ago that most foreigners threw up their hands and fled emerging markets--creating what we thought was a tremendous buying opportunity. We will continue to monitor China as well as other emerging markets for investments that meet our investment criteria--price and quality.

Thank you for your continued confidence and support.


/s/ David G. Herro,                               /s/ Michael J. Welsh,

DAVID G. HERRO, CFA                               MICHAEL J. WELSH, CFA, CPA
Portfolio Manager                                 Portfolio Manager
dherro@oakmark.com                                mwelsh@oakmark.com

THE OAKMARK INTERNATIONAL FUND

REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS

[PHOTO OF DAVID G. HERRO]

[PHOTO OF MICHAEL J. WELSH]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL FUND FROM ITS INCEPTION (9/30/92) TO PRESENT (12/31/03) COMPARED TO THE MSCI WORLD EX U.S. INDEX(20)

[CHART]

             THE OAKMARK INTERNATIONAL FUND   MSCI WORLD EX U.S. INDEX
   9/30/92                     $     10,000               $     10,000
  12/31/92                     $     10,043               $      9,628
   3/31/93                     $     11,890               $     10,766
   6/30/93                     $     12,300               $     11,834
   9/30/93                     $     13,387               $     12,562
  12/31/93                     $     15,424               $     12,729
   3/31/94                     $     15,257               $     13,133
   6/30/94                     $     14,350               $     13,748
   9/30/94                     $     15,278               $     13,830
  12/31/94                     $     14,026               $     13,664
   3/31/95                     $     13,563               $     13,924
   6/30/95                     $     14,749               $     14,060
   9/30/95                     $     15,507               $     14,631
  12/31/95                     $     15,193               $     15,222
   3/31/96                     $     17,021               $     15,681
   6/30/96                     $     18,383               $     15,937
   9/30/96                     $     18,347               $     15,950
  12/31/96                     $     19,450               $     16,268
   3/31/97                     $     20,963               $     16,016
   6/30/97                     $     22,700               $     18,094
   9/30/97                     $     23,283               $     18,027
  12/31/97                     $     20,097               $     16,637
   3/31/98                     $     22,994               $     19,083
   6/30/98                     $     20,253               $     19,233
   9/30/98                     $     16,322               $     16,404
  12/31/98                     $     18,688               $     19,759
   3/31/99                     $     21,258               $     20,070
   6/30/99                     $     25,728               $     20,650
   9/30/99                     $     23,896               $     21,535
  12/31/99                     $     26,065               $     25,277
 3/31/2000                     $     26,012               $     25,416
 6/30/2000                     $     27,856               $     24,530
 9/30/2000                     $     27,306               $     22,663
12/31/2000                     $     29,324               $     21,897
 3/31/2001                     $     26,763               $     18,825
 6/30/2001                     $     29,437               $     18,629
 9/30/2001                     $     23,728               $     16,062
12/31/2001                     $     27,819               $     17,212
 3/31/2002                     $     31,006               $     17,310
 6/30/2002                     $     30,315               $     16,923
 9/30/2002                     $     23,365               $     13,603
12/31/2002                     $     25,465               $     14,492
 3/31/2003                     $     22,481               $     13,402
 6/30/2003                     $     28,198               $     15,978
 9/30/2003                     $     30,368               $     17,269
12/31/2003                     $     35,152               $     20,206

                                                 ANNUAL AVERAGE TOTAL RETURNS(1)

                                                                                 SINCE
                         TOTAL RETURN              (AS OF 12/31/03)            INCEPTION
                        LAST 3 MONTHS*   1-YEAR      5-YEAR        10-YEAR     (9/30/92)
----------------------------------------------------------------------------------------
OAKMARK INTERNATIONAL FUND  15.75%       38.04%       13.46%        8.58%       11.81%
MSCI World ex. U.S.         17.00%       39.42%        0.46%        4.73%        6.45%
MSCI EAFE(21)               17.08%       38.59%       -0.05%        4.47%        6.22%
Lipper International
Fund Index(22)              15.45%       36.00%        2.13%        5.31%        7.71%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

The Oakmark International Fund gained 16% for the quarter, compared to the MSCI World ex U.S. Index which gained 17%. For the twelve months ended December 31, 2003 the Fund gained 38%, similar to the 39% and 36% returns of the MSCI World ex U.S. Index and the Lipper International Fund Index, respectively.

BIG CONTRIBUTORS 2003
As we do at the end of every year we like to mention those stocks which had the most significant impact on your Fund's NAV(8). Happily this year, nearly all were positive.

L.M. Ericsson, the Swedish telecom equipment manufacturer, had by far the most significant positive contribution, rebounding from a tough 2002. The stock more than tripled from its March, 2003 lows. The share price responded positively to the appointment and initial actions of new CEO Carl-Henric Svanberg, as well as to better than expected cash flow generation.

A number of our financials in the Fund also did extremely well. Sanpaolo IMI (Italy), BNP Paribas (France), Credit Suisse Group (Switzerland), and Daiwa Securities (Japan) all made substantial positive contributions to The Oakmark International Fund's return. In general, the market gave us a very good buying opportunity in March when share prices weakened to top up our positions in these names and others, as well as to add Credit Suisse to the portfolio.

The share price of Vivendi Universal (France) rose over the past twelve months in reflection of the excellent work done by the new management team, led by Chairman Jean-Rene Fourtou. Since taking over the company in the summer of 2002, this team has restored credibility and liquidity to a very tarnished enterprise, and has done so under very difficult market conditions.

Other significant winners for us in calendar 2003 included blue-chip recruitment company Michael Page plc (UK), German automaker BMW, global advertising and services giant Publicis Group (France), and media powerhouse Grupo Televisa (Mexico). The negative contributors to a lesser degree included Gambro AB A, FKI plc and Rolls-Royce Group plc.

LOOKING FORWARD
Given the quality of the holdings and the attractive valuation of the portfolio, we remain optimistic about potential price appreciation. Thank you for your continued confidence.


/s/ David G. Herro                               /s/ Michael J. Welsh

DAVID G. HERRO, CFA                              MICHAEL J. WELSH, CFA, CPA
Portfolio Manager                                Portfolio Manager
dherro@oakmark.com                               mwelsh@oakmark.com

THE OAKMARK INTERNATIONAL FUND

[CHART]

INTERNATIONAL DIVERSIFICATION--DECEMBER 31, 2003 (UNAUDITED)

                                     % OF FUND
                           EQUITY MARKET VALUE
----------------------------------------------
- EUROPE                                  77.8%
    Great Britain                         23.7%
  * France                                16.7%
    Switzerland                           13.8%
  * Germany                                7.6%
  * Netherlands                            6.2%
  * Italy                                  3.8%
  * Ireland                                2.9%
    Sweden                                 1.7%
  * Finland                                1.4%

- PACIFIC RIM                             17.3%
  Japan                                    7.3%
  Korea                                    4.0%
  Australia                                3.5%
  Singapore                                1.4%
  Hong Kong                                1.1%

- LATIN AMERICA                            3.6%
  Mexico                                   3.6%

- OTHER                                    1.3%
  Israel                                   1.3%

* Euro currency countries comprise 38.6% of the Fund.

THE OAKMARK INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2003 (UNAUDITED)

NAME                                       DESCRIPTION                                       SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.7%

FOOD & BEVERAGE--13.9%
    Diageo plc (Great Britain)             Beverages, Wines, & Spirits
                                             Manufacturer                                     10,717,900   $      140,496,894
    Nestle SA (Switzerland)                Food & Beverage Manufacturer                          454,800          113,534,658
    Cadbury Schweppes
      plc (Great Britain)                  Beverage & Confectionary
                                             Manufacturer                                     15,103,800          110,720,751
    Pernod-Ricard SA (France)              Manufactures Wines,
                                             Spirits, & Fruit Juices                             615,425           68,332,939
    Lotte Chilsung Beverage
      Co., Ltd. (Korea)                    Soft Drinks, Juices &
                                             Sports Drinks Manufacturer                           83,400           41,577,507
    Fomento Economico
      Mexicano S.A
      de C.V. (Mexico) (b)                 Soft Drink & Beer Manufacturer                      1,073,000           39,572,240
                                                                                                           ------------------
                                                                                                                  514,234,989
HOUSEHOLD PRODUCTS--2.8%
    Henkel KGaA (Germany)                  Consumer Chemical Products
                                             Manufacturer                                      1,386,950   $      101,832,759

OTHER CONSUMER GOODS & SERVICES--1.5%
    Swatch Group AG,
      Bearer Shares
      (Switzerland)                        Watch Manufacturer                                    457,900   $       54,934,682
    Swatch Group AG,
      Registered Shares
      (Switzerland)                        Watch Manufacturer                                     24,700              588,665
                                                                                                           ------------------
                                                                                                                   55,523,347

AUTOMOBILES--2.3%
    Bayerische Motoren
      Werke (BMW)
      AG (Germany)                         Luxury Automobile Manufacturer                      1,871,700   $       86,641,554

AUTOMOTIVE--1.8%
    Compagnie Generale
      des Etablissements
      Michelin (France)                    Tire Manufacturer                                   1,454,500   $       66,651,369

BROADCASTING & PROGRAMMING--2.2%
    Grupo Televisa S.A
      (Mexico) (b)                         Television Production &
                                             Broadcasting                                      2,056,000   $       81,952,160

NAME                                       DESCRIPTION                                       SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.7% (CONT.)

HUMAN RESOURCES--2.1%
    Michael Page International
      plc (Great Britain)                  Recruitment Consultancy Services                   22,748,600   $       76,022,426

MARKETING SERVICES--3.6%
    Publicis Groupe (France)               Advertising & Media Services                        2,355,100   $       76,238,638
    Aegis Group plc
      (Great Britain)                      Media Services                                     30,524,200           53,795,583
                                                                                                           ------------------
                                                                                                                  130,034,221
PUBLISHING--4.9%
    Reed Elsevier plc
      (Great Britain)                      Publisher                                          10,918,300   $       90,950,392
    John Fairfax Holdings
      Limited (Australia)                  Newspaper Publisher                                32,814,100           86,981,516
                                                                                                           ------------------
                                                                                                                  177,931,908

RECREATION & ENTERTAINMENT--0.7%
    Nintendo Company,
      Ltd. (Japan)                         Video Game Manufacturer                               284,800   $       26,587,005

RETAIL--4.1%
    Signet Group plc
      (Great Britain)                      Jewelry Retailer                                   31,585,100   $       58,061,026
    J Sainsbury plc
      (Great Britain)                      Food Stores                                         9,902,000           55,269,491
    Giordano International
      Limited (Hong Kong)                  Pacific Rim Clothing
                                             Retailer & Manufacturer                          82,924,300           38,451,455
                                                                                                           ------------------
                                                                                                                  151,781,972

BANK & THRIFTS--11.5%
    Bank of Ireland (Ireland)              Commercial Bank                                     7,347,000   $      100,131,323
    Sanpaolo IMI S.p.A. (Italy)            Banking Services                                    6,335,800           82,519,132
    BNP Paribas SA (France)                Commercial Banking                                  1,156,000           72,688,392
    Banco Popolare di
      Verona e Novara
      Scrl (Italy)                         Commercial Banking                                  2,938,400           49,681,324
    United Overseas
      Bank Limited,
      Foreign Shares
      (Singapore)                          Commercial Banking                                  6,178,368           48,021,232

NAME                                       DESCRIPTION                                       SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.7% (CONT.)

BANK & THRIFTS (CONT.)
    Australia and
      New Zealand
      Banking Group
      Limited (Australia)                  Commercial Bank                                     2,757,700   $       36,715,808
    Svenska Handelsbanken
      AB (Sweden)                          Commercial Banking                                  1,498,800           30,619,212
    Kookmin Bank (Korea)                   Commercial Banking                                    231,168            8,662,737
                                                                                                           ------------------
                                                                                                                  429,039,160

FINANCIAL SERVICES--1.5%
    Credit Suisse Group
      (Switzerland)                        Investment Services & Insurance                     1,552,900   $       56,769,046

OTHER FINANCIAL--7.0%
    Euronext (Netherlands)                 Stock Exchange                                      4,230,800          106,955,352
    Deutsche Boerse AG
      (Germany)                            Electronic Trading Systems                          1,415,400           77,286,020
    Daiwa Securities Group
      Inc. (Japan)                         Stock Broker                                       10,870,000           73,975,261
                                                                                                           ------------------
                                                                                                                  258,216,633

PHARMACEUTICALS--11.4%
    Aventis S.A. (France)                  Pharmaceuticals                                     2,061,200   $      136,045,466
    GlaxoSmithKline
      plc (Great Britain)                  Pharmaceuticals                                     5,271,200          120,604,286
    Takeda Chemical
      Industries, Ltd. (Japan)             Pharmaceuticals &
                                             Food Supplements                                  2,371,000           94,069,735
    Novartis AG (Switzerland)              Pharmaceuticals                                     1,534,500           69,609,125
                                                                                                           ------------------
                                                                                                                  420,328,612

TELECOMMUNICATIONS--2.5%
    SK Telecom Co., Ltd.
      (Korea)                              Mobile Telecommunications                             542,000   $       90,522,870

TELECOMMUNICATIONS EQUIPMENT--0.8%
    Telefonaktiebolaget
      LM Ericsson,
      Class B (Sweden) (a)                 Mobile & Wired
                                             Telecommunications Products                      16,290,000   $       29,204,097

COMPUTER SERVICES--1.7%
    Meitec Corporation
      (Japan)                              Software Engineering Services                       1,613,200   $       62,046,154

NAME                                       DESCRIPTION                                       SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.7% (CONT.)

AIRPORT MAINTENANCE--0.1%
    Grupo Aeroportuario del
      Sureste S.A. de C.V.
      (Mexico) (b)                         Airport Operator                                      242,000   $        4,259,200

DIVERSIFIED CONGLOMERATES--3.5%
    Vivendi Universal SA
      (France) (a)                         Multimedia                                          4,813,700   $      116,840,495
    LVMH Moet Hennessy
      Louis Vuitton SA
      (France)                             Diversified Luxury Goods                              159,600           11,599,556
    Haw Par Corporation
      Limited (Singapore)                  Healthcare & Leisure Products                          58,338              153,205
                                                                                                           ------------------
                                                                                                                  128,593,256

INSTRUMENTS--1.2%
    Orbotech, Ltd. (Israel) (a)            Optical Inspection Systems                          1,834,200   $       43,874,064

MACHINERY & INDUSTRIAL PROCESSING--1.3%
    Metso Corporation
      (Finland)                            Paper & Pulp Machinery                              3,863,000   $       47,247,256

OTHER INDUSTRIAL GOODS & SERVICES--2.2%
    Enodis plc
      (Great Britain) (a)                  Food Processing Equipment                          33,585,320           49,000,722
    Chargeurs SA (France)                  Wool, Textile Production
                                             & Trading                                         1,050,201           34,393,663
                                                                                                           ------------------
                                                                                                                   83,394,385

TRANSPORTATION SERVICES--2.0%
    Associated British Ports
      Holdings plc
      (Great Britain)                      Port Operator                                       9,341,299   $       74,896,338

CHEMICALS--8.1%
    Akzo Nobel N.V.
      (Netherlands)                        Chemical Producer                                   2,848,000          109,772,628
    Givaudan (Switzerland)                 Fragrance & Flavor Compound
                                             Manufacturer                                        198,300          102,850,703
    Lonza Group AG,
      Registered Shares
      (Switzerland)                        Industrial Organic Chemicals                        1,459,300           83,823,097
                                                                                                           ------------------
                                                                                                                  296,446,428

    TOTAL COMMON STOCKS (COST: $2,685,649,811)                                                                  3,494,031,209

NAME                                       DESCRIPTION                                         PAR VALUE         MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--5.0%

U.S. GOVERNMENT BILLS--2.1%
    United States Treasury Bills, 0.84% - 0.925%
      due 1/2/2004 - 1/22/2004                                                        $       80,000,000   $       79,979,449

    TOTAL U.S. GOVERNMENT BILLS (COST: $79,979,449)                                                                79,979,449

REPURCHASE AGREEMENTS--2.9%
    IBT Repurchase Agreement, 0.85% due 1/2/2004,
      repurchase price $105,004,958 collateralized by
      U.S. Government Agency Securities                                               $      105,000,000   $      105,000,000
    IBT Repurchase Agreement, 0.75% due 1/2/2004,
      repurchase price $170,629 collateralized by a
      U.S. Government Agency Security                                                            170,622              170,622

    TOTAL REPURCHASE AGREEMENTS (COST: $105,170,622)                                                              105,170,622

    TOTAL SHORT TERM INVESTMENTS (COST: $185,150,071)                                                             185,150,071
    Total Investments (Cost $2,870,799,882)--99.7%                                                         $    3,679,181,280
    Other Assets In Excess Of Other Liabilities--0.3%                                                              11,525,883
                                                                                                           ------------------
    TOTAL NET ASSETS--100%                                                                                 $    3,690,707,163
                                                                                                           ==================

(a) Non-income producing security.
(b) Represents an American Depository Receipt.

THE OAKMARK INTERNATIONAL SMALL CAP FUND

REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS

[PHOTO OF DAVID G. HERRO]

[PHOTO OF MICHAEL J. WELSH]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (12/31/03) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX(20)

[CHART]

                     THE OAKMARK INTERNATIONAL
                                SMALL CAP FUND         MSCI WORLD EX U.S. INDEX
10/31/1995                        $     10,000                      $     10,000
12/31/1995                        $      9,630                      $     10,684
 3/31/1996                        $     10,970                      $     11,006
 6/30/1996                        $     11,570                      $     11,186
 9/30/1996                        $     11,590                      $     11,195
12/31/1996                        $     12,038                      $     11,418
 3/31/1997                        $     12,080                      $     11,241
 6/30/1997                        $     13,181                      $     12,699
 9/30/1997                        $     12,672                      $     12,652
12/31/1997                        $      9,642                      $     11,677
 3/31/1998                        $     11,429                      $     13,394
 6/30/1998                        $      9,892                      $     13,499
 9/30/1998                        $      8,211                      $     11,513
12/31/1998                        $     10,529                      $     13,868
 3/31/1999                        $     13,118                      $     14,086
 6/30/1999                        $     15,317                      $     14,493
 9/30/1999                        $     15,439                      $     15,114
12/31/1999                        $     16,190                      $     17,741
 3/31/2000                        $     15,387                      $     17,839
 6/30/2000                        $     15,529                      $     17,217
 9/30/2000                        $     14,908                      $     15,906
12/31/2000                        $     14,756                      $     15,369
 3/31/2001                        $     15,232                      $     13,213
 6/30/2001                        $     15,777                      $     13,075
 9/30/2001                        $     13,987                      $     11,273
12/31/2001                        $     16,671                      $     12,080
 3/31/2002                        $     18,370                      $     12,149
 6/30/2002                        $     18,831                      $     11,877
 9/30/2002                        $     14,641                      $      9,547
12/31/2002                        $     15,818                      $     10,172
 3/31/2003                        $     13,882                      $      9,406
 6/30/2003                        $     17,933                      $     11,215
 9/30/2003                        $     20,465                      $     12,121
12/31/2003                        $     24,109                      $     14,182

                                                 ANNUAL AVERAGE TOTAL RETURNS(1)

                                                                  SINCE
                          TOTAL RETURN     (AS OF 12/31/03)     INCEPTION
                          LAST 3 MONTHS*  1-YEAR      5-YEAR    (11/1/95)
-------------------------------------------------------------------------
OAKMARK INTERNATIONAL
SMALL CAP FUND                17.81%      52.41%      18.01%      11.37%
MSCI World ex. U.S.           17.00%      39.42%       0.46%       4.37%
Lipper International
Small Cap Average(23)         15.05%      55.14%       9.52%      10.99%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

The Oakmark International Small Cap Fund gained 18% for the quarter, in-line with the relevant benchmark indices. For calendar year 2003 the Fund returned 52%. It was a terrific year for share prices of smaller companies overseas.

BIG CONTRIBUTORS 2003
As we do at the end of every year we like to mention those stocks which had the most significant impact on your Fund's NAV8. We had a number of outsized winners and very few that had a negative impact on the Fund's NAV. Down under, credit services provider Baycorp Advantage Ltd. (Australia) had the single most significant impact this year. In our view the shares were unfairly beaten up over short-term worries regarding integration of their large New Zealand acquisition, ignoring a very strong underlying franchise.

Another very strong performer was Bulgari S.p.A., the Italian luxury goods company. Various market fears--terrorism, SARS, et.al.--drove the share price to extremely attractive levels, and allowed us to build a meaningful position for The Oakmark International Small Cap Fund. The shares have more than doubled over the past twelve months.

One of the Fund's worst performers in 2002 came back strongly this year:
Pfeiffer Vacuum Technology (Germany). Despite sluggish markets for their products, especially in the semiconductor industry, the superb management team at Pfeiffer continued to generate enviable profitability and initiated a significant share buyback program.

Other companies with significant positive contributions in calendar 2003 included: industrials Alfa Laval (Sweden) and Gurit-Heberlein (Switzerland); French mailing equipment and services company Neopost; a couple of financials, Danish commercial bank Jyske Bank A/S, and Swiss private bank Julius Baer Holding; and, Grupo Aeroportuario del Sureste ("ASUR"), the Mexican airport operator which holds the concessions for, among others, the Cancun and Cozumel airports. Companies with negative contributions included Van der Moolen Holding N.V., Natuzzi S.p.A, and Ducati Motor Holding S.p.A., however their performance had less impact.

LOOKING FORWARD
Despite the strong performance of the Fund this year, we still feel fairly optimistic about potential price appreciation for our holdings over the medium and long-term. Thank you for your continued confidence.


/s/ David G. Herro                              /s/ Michael J. Welsh

DAVID G. HERRO, CFA                             MICHAEL J. WELSH, CFA, CPA
Portfolio Manager                               Portfolio Manager
dherro@oakmark.com                              mwelsh@oakmark.com

THE OAKMARK INTERNATIONAL SMALL CAP FUND

[CHART]

INTERNATIONAL DIVERSIFICATION--DECEMBER 31, 2003 (UNAUDITED)

                                      % OF FUND
                            EQUITY MARKET VALUE
-----------------------------------------------
- EUROPE                                 72.4%
    Switzerland                          16.4%
  * France                               15.5%
    Great Britain                        10.4%
  * Italy                                 9.9%
    Denmark                               7.0%
  * Germany                               5.2%
    Sweden                                3.2%
  * Spain                                 2.3%
  * Finland                               1.9%
  * Austria                               0.6%

- PACIFIC RIM                            23.8%
  Japan                                   8.2%
  Australia                               8.1%
  Korea                                   3.0%
  New Zealand                             2.3%
  Thailand                                0.9%
  Hong Kong                               0.8%
  Philippines                             0.5%


- LATIN AMERICA                           3.8%
  Mexico                                  3.8%

* Euro currency countries comprise 35.4% of the Fund.

THE OAKMARK INTERNATIONAL SMALL CAP FUND
SCHEDULE OF INVESTMENTS DECEMBER 31, 2003 (UNAUDITED)

NAME                             DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--95.1%

FOOD & BEVERAGE--5.6%
    Campari Group (Italy)        Soft Drinks, Wines, & Spirits
                                   Producer                              263,900         $ 12,784,429
    Baron de Ley, S.A.
      (Spain) (a)                Wines & Spirits Manufacturer            150,985            7,226,867
    Hite Brewery Co.,
      Ltd. (Korea)               Brewer                                   68,000            4,987,998
    Grupo Continental,
      S.A. (Mexico)              Soft Drink Manufacturer               1,654,100            2,796,823
    Alaska Milk
      Corporation
      (Philippines)              Milk Producer                        49,394,000            2,757,950
    Kook Soon Dang
      Brewery Co., Ltd.
      (Korea)                    Wine & Spirits Manufacturer             122,676            2,738,717
                                                                                         ------------
                                                                                         $ 33,292,784

HOUSEHOLD PRODUCTS--0.8%
    Societe BIC SA (France)      Consumer & Office Supplies              101,800         $  4,698,248

OTHER CONSUMER GOODS &
  SERVICES--1.3%
    Vitec Group plc
      (Great Britain)            Photo Equipment & Supplies              678,400         $  4,189,162
    Royal Doulton plc
      (Great Britain)(a)         Tableware & Giftware                 22,373,000            3,294,150
                                                                                         ------------
                                                                                            7,483,312

BROADCASTING & PUBLISHING--2.7%
    Tamedia AG (Switzerland)     TV Broadcasting & Publishing            184,151         $ 16,365,011

BUILDING MATERIALS &
  CONSTRUCTION--0.7%
    Fletcher Building
      Limited
      (New Zealand)              Building Materials Manufacturer       1,489,800         $  4,143,158

HUMAN RESOURCES--2.2%
    DIS Deutscher Industrie
      Service AG (Germany)       Recruitment Consultancy Services        552,142         $ 12,873,299

INFORMATION SERVICES--4.7%
    Baycorp Advantage
      Limited (Australia)(a)     Credit Reference Services            13,342,500         $ 28,133,195

MARKETING SERVICES--2.1%
    Asatsu-DK, Inc. (Japan)      Advertising Services Provider           459,700         $ 11,844,399
    LG Ad Inc. (Korea)           Advertising & Marketing Services         43,000              754,259
                                                                                         ------------
                                                                                           12,598,658

NAME                             DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--95.1% (CONT.)

MOTORCYCLES--1.5%
    Ducati Motor Holding
      S.p.A. (Italy)(a)          Motorcycle Manufacturer               5,190,000         $  8,982,283

PUBLISHING--1.9%
    Recoletos Grupo de
      Comunicacion,
      S.A. (Spain)               Publisher                               820,000         $  6,083,616
    Matichon Public
      Company Limited,
      Foreign Shares
      (Thailand)                 Newspaper Publisher                   2,039,500            5,198,801
                                                                                         ------------
                                                                                           11,282,417

RECREATION & ENTERTAINMENT--2.0%
    Square Enix Co.,
      Ltd. (Japan)               Entertainment Software                  382,100         $  9,006,745
    Konami Sports
      Corporation (Japan)        Fitness Centers                         183,000            2,972,554
                                                                                         ------------
                                                                                           11,979,299

RETAIL--8.7%
    D.F.S. Furniture
      Company plc
      (Great Britain)            Furniture Retailer & Manufacturer     2,680,000         $ 18,247,130
    Carpetright plc
      (Great Britain)            Carpet Retailer                       1,174,500           17,439,803
    Bulgari S.p.A. (Italy)       Jewelry Manufacturer & Retailer       1,833,000           16,967,715
                                                                                         ------------
                                                                                           52,654,648

BANK & THRIFTS--2.8%
    Jyske Bank A/S
      (Denmark) (a)              Commercial Banking                      222,400         $ 11,736,644
    Vontobel Holding
      AG (Switzerland)           Commercial Banking                      203,700            4,648,994
                                                                                         ------------
                                                                                           16,385,638

FINANCIAL SERVICES--2.8%
    Julius Baer Holding Ltd.,
      Zurich (Switzerland)       Asset Management                         49,090         $ 16,537,833

OTHER FINANCIAL--l1.9%
    Ichiyoshi Securities
      Co., Ltd. (Japan)          Stock Broker                          2,443,000         $ 11,243,456

NAME                             DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--95.1% (CONT.)

MEDICAL PRODUCTS--4.1%
    Ansell Limited
      (Australia)                Protective Rubber &
                                   Plastics Products                   3,704,750         $ 17,994,610
    Coloplast A/S,
      Class B (Denmark)          Healthcare Products &
                                   Services Provider                      73,800            6,303,798
                                                                                         ------------
                                                                                           24,298,408

PHARMACEUTICALS--1.9%
    Santen Pharmaceutical
      Co., Ltd. (Japan)          Pharmaceuticals                         863,200         $ 11,499,126

TELECOMMUNICATIONS--0.8%
    Asia Satellite
      Telecommunications
      Holdings Limited
      (Hong Kong)                Satellite Operator                    2,531,000         $  4,808,533

COMPUTER SERVICES--4.2%
    Morse plc (Great Britain)    Business & Technology Solutions       6,318,300         $ 16,068,685
    Sopra Group (France)         Computer Engineering                    111,930            4,755,492
    Alten (France)(a)            Systems Consulting & Engineering        298,141            4,273,627
                                                                                         ------------
                                                                                           25,097,804

COMPUTER SYSTEMS--2.3%
    Lectra (France)(a)           Manufacturing Process Systems         1,718,500         $ 13,528,891

OFFICE EQUIPMENT--4.2%
    Neopost SA (France)          Mailroom Equipment Supplier             501,900         $ 25,287,730

AIRPORT MAINTENANCE--6.7%
    Kobenhavns
      Lufthavne A/S
      (Copenhagen Airports
      A/S - CPH) (Denmark)       Airport Management & Operations         184,100         $ 21,548,371
    Grupo Aeroportuario del
      Sureste S.A. de C.V.
      (Mexico)(b)                Airport Operator                      1,064,000           18,726,400
                                                                                         ------------
                                                                                           40,274,771

DIVERSIFIED CONGLOMERATES--6.2%
    Pargesa Holding AG
      (Switzerland)              Diversified Operations                    5,374         $ 14,327,193
    Financiere Marc de
      Lacharriere SA
      (Fimalac) (France)         Diversified Operations                  386,364           14,152,192

NAME                             DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--95.1% (CONT.)

DIVERSIFIED CONGLOMERATES (CONT.)
    Tae Young Corp. (Korea)      Heavy Construction                      245,610         $  8,451,540
    Financiere Marc de
      Lacharriere SA
      (Fimalac), Warrants
      (France)(a)                Diversified Operations                   31,866              105,965
                                                                                         ------------
                                                                                           37,036,890

ENVIRONMENTAL PRODUCTS &
  SERVICES--0.3%
    Munters AB (Sweden)          Cooling & Moisture Control Systems       77,400         $  1,871,644

INSTRUMENTS--1.6%
    Vaisala Oyj, Class A
      (Finland)                  Atmospheric Observation
                                   Equipment                             321,900         $  9,491,941

MACHINERY & INDUSTRIAL
  PROCESSING--7.8%
    Pfeiffer Vacuum
      Technology AG
      (Germany)                  Vacuum Pump Manufacturer                471,140         $ 16,616,542
    Alfa Laval (Sweden)          Filtration & Separation Equipment     1,061,100           16,147,430
    Carbone Lorraine
      SA (France)                Electrical Systems Manufacturer         300,382           11,029,228
    Andritz AG (Austria)         General Industrial Machinery             68,000            3,250,524
                                                                                         ------------
                                                                                           47,043,724

OTHER INDUSTRIAL GOODS &
  SERVICES--5.3%
    Schindler Holding
      AG (Switzerland)(a)        Elevator & Escalator Manufacturer        76,150         $ 21,101,511
    LISI (France)                Industrial Fastener Manufacturer        241,813            9,366,070
    Kone Oyj, Class B
      (Finland)                  Elevators                                24,500         $  1,399,510
                                                                                         ------------
                                                                                           31,867,091

PRODUCTION EQUIPMENT--3.1%
    Interpump Group
      S.p.A. (Italy)             Pump & Piston Manufacturer            3,933,500         $ 17,549,323
    NSC Groupe (France)          Textile Equipment Manufacturer           12,316            1,165,044
                                                                                         ------------
                                                                                           18,714,367

TRANSPORTATION SERVICES--1.5%
    Mainfreight Limited
      (New Zealand)              Logistics Services                    8,935,381         $  9,142,718
CHEMICALS--3.4%
    Gurit-Heberlein AG
      (Switzerland)              Chemical Producer                        29,134         $ 20,218,215

    TOTAL COMMON STOCKS
      (COST: $408,726,274)                                                                568,835,092

NAME                             DESCRIPTION                           PAR VALUE         MARKET VALUE
-----------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--4.7%

U.S. GOVERNMENT BILLS--1.6%
    United States Treasury Bills, 0.83% - 0.925%
    due 1/2/2004 - 1/8/2004                                         $ 10,000,000        $   9,999,065

    TOTAL U.S. GOVERNMENT BILLS (COST: $9,999,065)                                          9,999,065

REPURCHASE AGREEMENTS--3.1%
    IBT Repurchase Agreement, 0.85% due 1/2/2004,
      repurchase price $16,000,756 collateralized by
      U.S. Government Agency Securities                             $ 16,000,000        $  16,000,000
    IBT Repurchase Agreement, 0.75% due 1/2/2004,
      repurchase price $2,405,970 collateralized by a
      U.S. Government Agency Security                                  2,405,870            2,405,870

    TOTAL REPURCHASE AGREEMENTS (COST: $18,405,870)                                        18,405,870

    TOTAL SHORT TERM INVESTMENTS (COST: $28,404,935)                                       28,404,935
    Total Investments (Cost $437,131,209)--99.8%                                        $ 597,240,027
    Foreign Currencies (Cost $669,347)--0.1%                                                  674,234
    Other Assets In Excess Of Other Liabilities--0.1%                                         403,279
                                                                                        -------------
    TOTAL NET ASSETS--100%                                                              $ 598,317,540
                                                                                        =============

(a) Non-income producing security.
(b) Represents an American Depository Receipt.

This material must be preceded or accompanied by a prospectus. To order a prospectus, which explains management fees and expenses and the special risks of investing in the funds, visit www.oakmark.com or call 1-800-OAKMARK. Please read the prospectus carefully before investing.

The discussion of investments and investment strategy of the funds represents the investments of the funds and the views of fund managers and Harris Associates L.P., the funds' investment adviser, at the time of this article, and are subject to change without notice.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost.

INVESTING IN VALUE STOCKS PRESENTS THE RISK THAT VALUE STOCKS MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM GROWTH STOCKS DURING GIVEN PERIODS.

THE OAKMARK SELECT FUND CLOSED TO NEW INVESTORS AS OF 5/4/01.

BECAUSE THE OAKMARK SELECT FUND IS NON-DIVERSIFIED, THE PERFORMANCE OF EACH HOLDING WILL HAVE A GREATER IMPACT ON THE FUND'S TOTAL RETURN, AND MAY MAKE THE FUND'S RETURN MORE VOLATILE THAN A MORE DIVERSIFIED FUND.

THE OAKMARK INTERNATIONAL SMALL CAP FUND CLOSED TO NEW INVESTORS AS OF 5/10/02.

INVESTING IN FOREIGN SECURITIES REPRESENTS RISKS WHICH IN SOME WAY MAY BE GREATER THAN IN U.S. INVESTMENTS. THOSE RISKS INCLUDE: CURRENCY FLUCTUATION; DIFFERENT REGULATION, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF AVAILABLE INFORMATION; GENERALLY HIGHER TRANSACTION COSTS; AND POLITICAL RISKS.

THE STOCKS OF SMALLER COMPANIES OFTEN INVOLVE MORE RISK THAN THE STOCKS OF LARGER COMPANIES. STOCKS OF SMALL COMPANIES TEND TO BE MORE VOLATILE AND HAVE A SMALLER PUBLIC MARKET THAN STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES, MAY NOT HAVE AS GREAT AN ABILITY TO RAISE ADDITIONAL CAPITAL AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE.

THE OAKMARK EQUITY AND INCOME FUND INVESTS IN MEDIUM AND LOWER-QUALITY DEBT SECURITIES WHICH HAVE HIGHER YIELD POTENTIAL BUT PRESENT GREATER INVESTMENT AND CREDIT RISK THAN HIGHER-QUALITY SECURITIES.

1. Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

    The performance information for The Oakmark Select Fund, The Oakmark Small Cap Fund, The Oakmark Global Fund, The Oakmark International Fund and The Oakmark International Small Cap Fund does not reflect the imposition of a 2% redemption fee on shares held by an investor less than 90 days. The purpose of this redemption fee is to deter market timers.

2. Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

3. During the period since inception (8/4/99 - 12/31/03), IPO's contributed an annualized 1.93% to the performance of the Oakmark Global Fund. As the IPO environment changes and the total net assets of the Fund grow, the impact of IPOs on performance is expected to diminish. "IPO" stands for Initial Public Offering, which is the first sale of stock by a company to the public.

4. The quoted passages are taken from "In an Uncertain World- Tough Choices from Wall Street to Washington" written by Robert Rubin and published in 2003 by Random House.

5. The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. This index is unmanaged and investors cannot actually make investments in this index.

6. The Dow Jones Industrial Average is an unmanaged index that includes only 30 big companies. This index is unmanaged and investors cannot actually make investments in this index.

7. The Lipper Large Cap Value Fund Index measures the performance of the 30 largest U.S. large-cap value funds tracked by Lipper. This index is unmanaged and investors cannot actually make investments in this index.

8. NAV stands for Net Asset Value. NAV is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities divided by the number of shares outstanding.

9. EPS refers to Earnings Per Share and is calculated by dividing total earnings by the number of shares outstanding.

10. The S&P MidCap 400 is an unmanaged broad market-weighted index of 400 stocks that are in the next tier down from the S&P 500 and that are chosen for market size, liquidity, and industry group representation. This index is unmanaged and investors cannot actually make investments in this index.

11. The Lipper Mid Cap Value Fund Index measures the performance of the 30 largest U.S. mid-cap value funds tracked by Lipper. This index is unmanaged and investors cannot actually make investments in this index.

12. The Price-Earnings Ratio ("P/E") is the most common measure of how expensive a stock is.

13. The Russell 2000 Index is an unmanaged, market-weighted index, with dividends reinvested, of 2,000 small companies, formed by taking the largest 3,000 small companies and eliminating the largest 1,000 of those companies. This index is unmanaged and investors cannot actually make investments in this index.

14. The S&P Small Cap 600 Index measures the performance of selected U.S. stocks with small market capitalizations. This index is unmanaged and investors cannot actually make investments in this index.

15. The Lipper Small Cap Value Fund Index measures the performance of the 30 largest U.S. small-cap value funds tracked by Lipper. This index is unmanaged and investors cannot actually make investments in this index.

16. The Lipper Balanced Fund Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot actually make investments in this index.

17. The Lehman Govt./Corp. Bond Index is an unmanaged index that includes the Lehman Government and Lehman Corporate indices. This index is unmanaged and investors cannot actually make investments in this index.

18. The MSCI World Index is made up of 20 country sub-indexes, including the stock exchanges of the U.S., Europe, Canada, Australia and New Zealand, and the Far East. This index is unmanaged and investors cannot actually make investments in this index.

19. The Lipper Global Fund Index measures the performance of the 30 largest mutual funds that invest in securities throughout the world. This index is unmanaged and investors cannot actually make investments in this index.

20. The Morgan Stanley World Ex U.S. Index is made up of 19 country sub-indexes, excluding the U.S. This index is unmanaged and investors cannot actually make investments in this index.

21. Morgan Stanley Capital International Europe, Australasia and Far East Index ("EAFE") is an unmanaged index of companies throughout the world in proportion to world stock market capitalizations, excluding the U.S. and Canada. This index is unmanaged and investors cannot actually make investments in this index.

22. The Lipper International Fund Index reflects the net asset value weighted total return of the 30 largest international equity funds. This index is unmanaged and investors cannot actually make investments in this index.

23. The Lipper International Small Cap Average includes 109 mutual funds that invest in securities whose primary markets are outside of the U.S. This index is unmanaged and investors cannot actually make investments in this index.

THE OAKMARK FAMILY OF FUNDS

INVESTMENT PHILOSOPHY
All Oakmark managers follow a consistent investment philosophy--to invest in companies they believe are trading at a substantial discount to underlying business value. Critical to this philosophy is to invest with management teams who are committed to maximizing the company's business value.

THREE KEY TENETS OF OUR INVESTMENT PHILOSOPHY:

1 Buy businesses trading at a significant discount to our estimate of true business value.

2   Invest in companies expected to grow shareholder value over time.

3   Invest with management teams who think and act as owners.

INVESTMENT PROCESS
We seek to identify undervalued companies through an intensive, in-house research process. This process is not based on macro-economic factors, such as the performance of the economy or the direction of interest rates. Nor is it based on technical factors, such as the performance of the stock market itself. And, while some value managers might use only one summary statistic--such as price-earnings ratio--our investment professionals take a more in-depth approach using a range of valuation measures appropriate for a specific company or industry.

From the universe of thousands of equity securities, our team generates investment ideas through a variety of methods. If a security appears attractive, detailed quantitative and qualitative research follows. This careful process of identifying undervalued stocks results in an "approved list."

THE RESULT: A UNIFIED EFFORT AIMED AT IDENTIFYING THE BEST VALUES IN THE MARKETPLACE. FROM THE LIST OF APPROVED STOCKS, EACH FUND MANAGER CONSTRUCTS A RELATIVELY FOCUSED PORTFOLIO, BUILT ON A STOCK-BY-STOCK BASIS FROM THE BOTTOM UP.

WHO SHOULD INVEST
Any investor who is seeking a disciplined value manager for the purposes of growing and diversifying a portfolio should consider one of The Oakmark Funds, keeping in mind that all equity investments should be considered long-term investments. As value investors, we recognize that patience is a virtue and believe that, over the long term, investors are rewarded for their patience. We generally hold the companies in which we invest for three to five years, a time horizon that we encourage our shareholders to consider as well.

HOW TO USE VALUE FUNDS IN AN OVERALL PORTFOLIO
Investment styles tend to move in cycles. One style may be in favor for a few years while the other is out of favor, and vice versa. Diversifying the stock portion of your portfolio may help reduce overall volatility--and potentially provide more consistent returns over time.


                                     INVEST
     Managers select stocks from the approved list for their specific funds


                                  APPROVED LIST
                       Securities available for investment


                      QUANTITATIVE AND QUALITATIVE RESEARCH
          Rigorous analysis is performed to ensure that the stock meets our strict value standards


                                CRITERIA SCREENS
           Managers and research team screen for stocks that are worth further consideration


                   UNIVERSE OF THOUSANDS OF EQUITY SECURITIES
                       All stocks available for investment


                          BOTTOM-UP INVESTMENT PROCESS

THE OAKMARK GLOSSARY

BOOK VALUE - A company's common stock equity as it appears on a balance sheet, equal to total assets minus liabilities, preferred stock, and intangible assets such as goodwill. A company's book value often differs substantially from economic value, especially in industries such as media.

BUSINESS VALUE/INTRINSIC VALUE - The perceived or estimated actual value of a security, as opposed to its current market price or book value. Business value can be evaluated based on what a knowledgeable buyer would pay for a business if the company were sold in its entirety.

GROWTH INVESTING - Investors who look for companies based on whether the stock of a company is growing earnings and/or revenue faster than the industry as a whole or the overall market. Growth investors generally expect high rates of growth to persist, and the stock, in turn, to deliver returns exceeding the market's. A growth mutual fund is generally one that emphasizes stocks believed to offer above-average growth prospects, with little to no emphasis on the stock's current price.

M & A (MERGERS & ACQUISITIONS) - Merger: the combining of two or more entities into one, through a purchase acquisition or a pooling of interests. Acquisition: can also be called a takeover, and is defined as acquiring control of a corporation, called a target, by stock purchase or exchange, either hostile or friendly.

MARKET CAPITALIZATION (MARKET CAP OR CAP) - The market price of an entire company on any given day, calculated by multiplying the number of shares outstanding by the price per share.

MOMENTUM INVESTING - Approach to investing based on the belief that stock price trends are likely to continue. Momentum investors tend to buy stocks that have been outperforming the market and to sell those stocks when their relative performance deteriorates. Momentum investors do not consider a company's underlying value or fundamentals in their investment decisions.

MULTIPLE - A ratio used to measure a stock's valuation, usually greater than 1. Sometimes used to mean price/earnings ratio.

P/B OR PRICE-TO-BOOK RATIO - A stock's capitalization divided by its book value. The value is the same whether the calculation is done for the whole company or on a per-share basis.

P/E OR PRICE-TO-EARNINGS RATIO - The most common measure of a stock's valuation. It is equal to a stock's capitalization divided by its after-tax earnings over a 12-month period. The value is the same whether the calculation is done for the whole company or on a per-share basis. Equivalently, the cost an investor in a given stock must pay per dollar of current annual earnings. Also called earnings multiple.

SHARE REPURCHASE - Program through which a corporation buys back its own shares in the open market, typically an indication that the corporation's management believes the stock price is undervalued.

VALUE INVESTING - Investors who utilize valuation measures such as business value (including growth rate), price/earnings ratio, price/book ratio, and yield to gauge the attractiveness of a company. Managers who employ a value investment style believe that the true, underlying value of a company is not reflected in its current share price, and, over time, the price has potential to increase as the market recognizes the overall value of the business. Value stocks sell at relatively low prices in relation to their underlying business value, earnings, or book value.
    Stocks become undervalued for a variety of reasons, including an overall market decline, or when a specific industry falls into disfavor and investors view all companies in that industry in the same light. Consequently, an individual company's stock price may fall, even though it may be only temporarily affected by the industry's problems and its underlying value has remained unchanged.

"x TIMES EARNINGS" ("12 TIMES EARNINGS") - Another way to express a stock's price-to-earnings (P/E) ratio. A stock with a P/E ratio of 12 sells at 12 times earnings.

[GRAPHIC]

                 (This page has been intentionally left blank.)

THE OAKMARK FAMILY OF FUNDS

TRUSTEES AND OFFICERS

TRUSTEES
   Victor A. Morgenstern--CHAIRMAN
   Michael J. Friduss
   Thomas H. Hayden
   Christine M. Maki
   John R. Raitt
   Allan J. Reich
   Marv Rotter
   Burron W. Ruder
   Peter S. Voss
   Gary Wilner, M.D.

OFFICERS
   Robert M. Levy--PRESIDENT
   John R. Raitt(a)--EXECUTIVE VICE PRESIDENT
   James P. Benson--VICE PRESIDENT
   Henry R. Berghoef--VICE PRESIDENT
   Kevin G. Grant--VICE PRESIDENT
   David G. Herro--VICE PRESIDENT
   Clyde S. McGregor--VICE PRESIDENT
   William C. Nygren--VICE PRESIDENT
   Vineeta Raketich--VICE PRESIDENT
   Janet L. Reali--VICE PRESIDENT AND SECRETARY
   Ann W. Regan--VICE PRESIDENT--SHAREHOLDER OPERATIONS AND ASSISTANT SECRETARY Edward A. Studzinski--VICE PRESIDENT
   Michael J. Welsh--VICE PRESIDENT
   Kristi L. Rowsell--TREASURER
   John J. Kane--ASSISTANT TREASURER

OTHER INFORMATION

INVESTMENT ADVISER
   Harris Associates L.P.
   Two North LaSalle Street
   Chicago, Illinois 60602-3790

TRANSFER AGENT
   CDC IXIS Asset Management Services, Inc.
   Boston, Massachusetts

LEGAL COUNSEL
   Bell, Boyd & Lloyd LLC
   Chicago, Illinois

INDEPENDENT AUDITORS
   Deloitte & Touche LLP
   Chicago, Illinois

FOR MORE INFORMATION:
   Please call 1-800-OAKMARK
   (1-800-625-6275)
   or 617-449-6274

WEBSITE
   www.oakmark.com

(a) John R. Raitt succeeded Robert M. Levy as President of The Oakmark Funds on January 1, 2004.

TO OBTAIN A PROSPECTUS, AN APPLICATION OR PERIODIC REPORTS, ACCESS OUR WEB SITE AT www.oakmark.com, OR CALL 1-800-OAKMARK (1-800-625-6275) OR (617)449-6274.


This report is submitted for the general information of the shareholders of the Funds.The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds.
No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds, however, a shareholder may incur a 2% redemption fee on an exchange or redemption of shares held 90 days or less from any Fund except The Oakmark Fund or The Oakmark Equity and Income Fund.

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                                 P.O. Box 219558
                           Kansas City, MO 64121-9558

[OAKMARK FAMILY OF FUNDS LOGO]

1-800-OAKMARK

www.oakmark.com

The Oakmark Funds are distributed by Harris Associates Securities L.P., member NASD. Date of first use: January 2004.